                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                               VAN ECK VIP TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2014

Item 1. Report to Shareholders.

ANNUAL REPORT
D E C E M B E R 3 1, 2 0 1 4

Van Eck VIP Trust

Van Eck VIP Emerging Markets Fund

Van Eck VIP Emerging Markets Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2014.

VAN ECK VIP TRUST

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.
1

VAN ECK VIP EMERGING MARKETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Emerging Markets Fund (the “Fund”) returned -0.41% during the 12 month period ending December 31, 2014, and outperformed the MSCI Emerging Markets (MSCI EM) Index,1 its benchmark index, which declined 1.82% over the same period.

Despite somewhat of a choppy year, the Fund still outperformed the Index in 2014. And, indeed, we are very pleased to report that it also substantially outperformed the index over the previous five years. We believe this outperformance underlines not only the strength of our philosophy, but also our robust, replicable, investment processes. We will continue to concentrate on rigorous fundamental bottom-up analysis designed to identify and invest in companies with strong structural growth prospects.

2014 saw both bouts of “risk off” relating to emerging markets and times when, because of heavy inflows into passive emerging markets products designed to track market capitalization-based indices, some of the more cyclical, state-owned emerging markets heavyweights (which we tend not to own) were apt to outperform. In addition, as in the case, particularly, of China (and its banks) this last year, outperformance in such stocks was also often related to political change which can improve the prospects of these enterprises.

Over the long run, however, we firmly believe that focusing on well-run companies generates better returns. When compared with the MSCI EM Index, the Fund may have underperformed in terms of allocation by country, but, in keeping with the whole ethos of its investment philosophy and processes, it outperformed significantly in terms of stock selection.

Fund Review

The Indian market was an excellent contributor to performance during 2014. There were two star performing stocks. One was the Fund’s long-term holding Adani Ports & Special Economic Zone (sold by Fund by period end). The company is the largest private port operator in India, controlled by one of the largest infrastructure conglomerates. Its operations continue to stand out as well run, with good infrastructure connections. These have allowed it to gain market share even though trade volumes have been somewhat lackluster in the recent past. Adding other port assets and scaling them up, while monetizing land assets, continues to provide strong secular growth in the context of an improvement in trade volume.

The other Indian holding was Axis Bank (2.3% of Fund’s net assets†), a high quality, non-state owned bank. The bank is not only well run, but is also funding itself increasingly through its checking and savings accounts, thereby providing itself with access to lower cost finance. The bank performed well on the prospect of interest rates moving down and a credit cycle commencing in India. The Fund gained considerable advantage from both its decision to remain significantly overweight in India compared to the benchmark throughout the year, and its stock selection in the country.

The Fund’s stock selection in Brazil was also particularly successful in 2014. This was driven by two stocks: Estacio Participacoes (2.2% of Fund’s net assets†) and BB Seguridade Participacoes (2.4% of Fund’s net assets†) were notable performers, despite overall economic conditions in Brazil being disappointing during the year. This continues to illustrate that we can often find strong structural growth stories which will perform even in lackluster environments.

Estacio Participacoes provides post-secondary school education in Brazil through campus programs and distance learning for undergraduates and post-graduate courses. It caters mostly to middle and lower income students. Government policy is strongly in favor of the sector, and the company, as one of the largest and best run in the sector, has been able to take advantage of consolidation opportunities to gain market share. A combination of strong student intake and an increase in the “ticket size” has created healthy revenue growth. The increased value of the brand will continue to help to protect margins in the long run.

BB Seguridade Participacoes is the insurance arm of Banco do Brasil, the largest Latin American-based bank. Its advantage is the ability to penetrate the bank’s clients with its insurance- and investment-related products. The bank has over 5,000 branches and the company has an exclusivity agreement. Insurance premiums paid as a percentage of GDP remain low in Brazil, implying a long runway of growth. In addition, its operating subsidiaries are actually joint ventures controlled by non-state owned stakeholders. This provides comfort to minority shareholders.

Elsewhere in Latin America, Copa Holdings (1.4% of Fund’s net assets†), the Panama-based airline serving Latin America, faced difficulties during the year and had to neutralize its position in Venezuela, where it was generating good cash flow, by cutting its capacity and redeploying it away from the lucrative Venezuelan routes to other, less profitable routes, elsewhere. It is still in the position of not knowing when, and at what rate, it can bring out from the country the monies it has been earning there. The combination of these two overwhelmed any benefit the airline might have gained from lower fuel prices.

The Fund employs an active, non-index driven approach including an agnostic approach to market capitalization. Among other things, this provides it with the flexibility to address not only interesting emerging opportunities, but also concerns in both companies and countries, should any arise.

2

Sometimes the approach is described as “all cap”, in reality, it is essentially the flexibility to invest in the best structural growth stories that we can find, many of which are found in small- and mid-stocks. Two of our longer-term holdings which fall into that category contributed to portfolio performance, one positively and the other negatively.

Ezion Holdings (1.3% of Fund’s net assets†) is one of the Fund’s larger holdings. The company owns a fleet of oil service rigs, including liftboats (self-propelled service rigs), which had been benefitting from more emphasis on maintenance and repair in the energy sector in South East Asia and other areas in the world. While in the first six months of the year, the fear of increased supply, combined with some fabrication delays, had investors more cautious, in the second half of the year, the company was hit particularly hard by the fall in oil prices.

On a more positive note, the Chinese company Wasion Group (1.5% of Fund’s net assets†) continues to set the standards for “smart” electrical grid meters in the country. We believe that the more efficient use of power, resulting from the likes of smart meters, is becoming an increasingly important theme in China (as it is elsewhere).

Overview

Broad emerging markets experienced a year of ups and downs, resulting in returns for the 12-month period that were both disappointing and demonstrated a failure to realize their inherent potential. The global economy appears still to be healing, albeit very gradually, with the U.S. as the brightest spot in terms of expectations. There continue to be concerns, however, that the recovery in the U.S. may be capex,2 rather than consumer, driven. If it is, then, together with a lack of both conviction, and momentum to the asset class, this may not be to the advantage of emerging markets.

China was one market that performed well in 2014. While reforms continued, the economy still remained sluggish. It appears likely that, going forward, there will be some more government help in the form of increased liquidity, probably including a reserve rate requirement cut, in early 2015.

Following a year replete with elections in the emerging markets, the signs are positive following the decisive win for the Bharatiya Janata Party (BJP) in India, and particularly negative subsequent to Dilma Rousseff’s somewhat less decisive reelection as president in Brazil. In Indonesia, it remains to be seen just how successfully newly-elected President Joko Widodo is able to navigate the treacherous, and ever-shifting, shoals of the country’s parliamentary party politics.

With declining commodity, and especially energy, prices, going into 2015, the prospects of inflation appear to be diminishing somewhat. We believe that, in turn, this improves the prospect of countries in the emerging markets reducing rates in the forthcoming year, notwithstanding rates potentially moving up in the U.S. While this may well narrow interest rate differentials with the U.S., and have significant implications for emerging markets currencies – typically the U.S. dollar would go up and the other countries’ currencies would go down – reduced rates should increase aggregate demand and create better conditions for domestic growth.

We still believe, however, that not only domestic politics, but also geopolitics, continue to have significant potential to cause trouble. For example, following events in 2014, Russia is, now, most probably headed into a deep recession next year as a result of both the impact of lower oil prices and a substantially weaker Ruble.

Strategy and Outlook

As we continue to see increasing idiosyncrasy in emerging markets, we still believe that the asset class should not be treated as simply a “beta block” on global growth. From country to country, there remain big differences in both prospects and stages of development. The Fund can, therefore, find many occasions to invest in companies that have truly attractive longer-term structural growth opportunities. Evidence of secular growth is apparent throughout the emerging markets. Globally, health care continues to be a major theme, both the ability to buy it and the need to address a propensity for adverse, particularly Western, health conditions. For example, two of the “fattest” countries in the world are Mexico and Saudi Arabia.3 Education in Brazil, the internet in North Asia and consumers in Africa also remain important themes. The more obvious and larger stocks in these areas can, however, sometimes become over-valued, but the Fund continues to exercise strong valuation discipline and casts its net wide to construct a well-valued portfolio of structural growth beneficiaries.

We seek to invest in companies that have a visible, persistent arc of growth, at a reasonable price. When it comes to management, we continue to look for capable stewards, and we remain unforgiving of bad decisions that disadvantage minority shareholders.

Macro considerations can still weigh on the Fund and can impact share prices in the shorter term. In China, for example, reforms have benefited, in particular, the larger and, often, less well run enterprises – companies that tend to dominate the indices. We believe, however, that the challenges that China still faces can create significant valuation opportunities for the Fund to invest in companies focused on the more forward-looking parts of the Chinese economy.

Looking forward to 2015, which, we believe, will provide us with further opportunities to outperform the index through selective investment in the emerging markets, we will continue to search diligently for investments that embody the Fund’s ethos of structural growth at a reasonable price.

3

VAN ECK VIP EMERGING MARKETS FUND

(unaudited)

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple Portfolio Manager	Angus Shillington Deputy Portfolio Manager

January 13, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2014.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging market countries.

[2]	Capex (capital expenditures) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment.

[3]	Scoop Empire: Egypt, Kuwait and Saudi Arabia Top the World’s Fattest List, http://scoopempire.com/egypt-kuwait-saudi- arabia-top-fat-list/

TOP TEN EQUITY HOLDINGS*

December 31, 2014 (unaudited)

Tech Mahindra Ltd.	2.8%
Naspers Ltd.	2.6%
Baidu, Inc. (ADR)	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6%
Largan Precision Co. Ltd.	2.5%
Chongqing Rural Commercial Bank Co. Ltd.	2.5%
Advanced Semiconductor Engineering, Inc.	2.4%
BB Seguridade Participacoes SA	2.4%
Axis Bank Ltd.	2.3%
Estacio Participacoes SA	2.2%
*Percentage of net assets. Portfolio is subject to change.
4

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Average Annual Total	Fund
Return 12/31/14	Initial Class	MSCI EM
One Year	(0.41)%	(1.82)%
Five Year	6.41%	2.11%
Ten Year	10.01%	8.78%

Inception date for the Van Eck VIP Emerging Markets Fund was 12/21/95.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets (MSCI EM) Index, calculated with dividends reinvested, covers 2,700 securities in 21 markets that are currently classified as emerging market countries.

5

VAN ECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Emerging Markets Fund

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2014 –
	July 1, 2014	December 31, 2014	December 31, 2014
Actual	$1,000.00	$ 946.60	$5.45
Hypothetical**	$1,000.00	$1,019.61	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2014), of 1.11% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
6

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 92.1%
Brazil: 7.9%
299,000	BB Seguridade Participacoes SA #	$3,608,038
196,000	BR Malls Participacoes SA #	1,222,457
365,000	Estacio Participacoes SA #	3,317,983
52,700	Guararapes Confeccoes SA	1,645,512
147,000	Valid Solucoes SA	2,344,745
		12,138,735
China / Hong Kong: 26.6%
2,333,000	Agricultural Bank of China Ltd. #	1,173,418
20,600	Alibaba Group Holding Ltd. (USD) *	2,141,164
17,400	Baidu, Inc. (ADR) *	3,966,678
2,226,608	Beijing Capital International Airport Co. Ltd. #	1,772,100
1,967,000	Beijing Urban Construction Design & Development Group Co. Ltd. * # Reg S 144A	920,569
2,079,000	Boer Power Holdings Ltd. #	1,846,423
1,137,400	Brilliance China Automotive Holdings Ltd. #	1,812,336
2,874,969	China Animal Healthcare Ltd. #	1,986,118
2,879,000	China Hongqiao Group Ltd. #	1,923,560
3,000,000	China Huishan Dairy Holdings Co. Ltd. #	519,388
73,800	China Lodging Group Ltd. (ADR) *	1,939,464
1,149,000	China Medical System Holdings Ltd. #	1,881,157
893,000	China Singyes Solar Technologies Holdings Ltd. #	1,238,820
3,440,000	China South City Holdings Ltd. #	1,556,165
1,067,000	China Vanke Co. Ltd. * #	2,361,502
6,233,000	Chongqing Rural Commercial Bank Co. Ltd. #	3,875,059
328,000	Great Wall Motor Co. Ltd. #	1,861,632
57,000	Hollysys Automation Technologies Ltd. (USD) *	1,392,510
401,000	Techtronic Industries Co. #	1,286,442
137,000	Tencent Holdings Ltd. #	1,982,242
2,419,000	Wasion Group Holdings Ltd. #	2,245,556
189,000	Zhuzhou CSR Times Electric Co. Ltd.	1,097,980
		40,780,283
India: 14.0%
446,000	Axis Bank Ltd. #	3,525,836
175,700	Glenmark Pharmaceuticals Ltd. #	2,138,100
668,000	Jammu & Kashmir Bank Ltd. #	1,574,417
176,000	LIC Housing Finance Ltd. #	1,209,740
55,400	Persistent Systems Ltd.	1,456,913
205,800	Phoenix Mills Ltd.	1,206,484
167,000	Strides Arcolab Ltd. #	2,527,133
103,100	Tech Mahindra Ltd. #	4,226,401
48,704	VA Tech Wabag Ltd. #	1,126,788
201,000	Yes Bank Ltd. #	2,439,135
		21,430,947
Indonesia: 2.0%
2,500,000	Link Net Tbk PT *	993,137
1,785,200	Matahari Department Store Tbk PT #	2,151,096
		3,144,233
Number of Shares		Value

Kazakhstan: 0.7%
119,000	Halyk Savings Bank of Kazakhstan JSC (USD) Reg S	$1,011,500
Malaysia: 0.7%
1,655,000	SapuraKencana Petroleum Bhd #	1,094,932
Mexico: 0.4%
273,000	Qualitas Controladora SAB de CV	562,515
Nigeria: 1.2%
13,590,000	Guaranty Trust Bank Plc #	1,852,402
Panama: 1.4%
20,600	Copa Holdings SA (Class A) (USD)	2,134,984
Peru: 2.0%
18,800	Credicorp Ltd. (USD)	3,011,384
Philippines: 2.0%
1,850,000	Robinsons Retail Holdings, Inc.	3,130,722
Russia: 1.5%
14,500	Magnit PJSC #	2,303,300
Singapore: 1.3%
2,286,760	Ezion Holdings Ltd. #	1,931,592
South Africa: 4.3%
46,100	Aspen Pharmacare Holdings Ltd. * #	1,608,248
273,000	Life Healthcare Group Holdings Ltd. #	1,008,502
31,300	Naspers Ltd. #	4,048,815
		6,665,565
South Korea: 1.9%
5,880	CJ O Shopping Co. Ltd. #	1,386,217
7,160	Hyundai Mobis Co. Ltd. #	1,531,859
		2,918,076
Switzerland: 2.8%
405,000	Glencore Xstrata Plc (GBP) #	1,869,411
61,900	Luxoft Holding, Inc. (USD) *	2,383,769
		4,253,180
Taiwan: 11.6%
492,000	Adlink Technology, Inc. #	1,152,639
3,128,000	Advanced Semiconductor Engineering, Inc. #	3,714,898
660,000	CHC Healthcare Group #	1,378,303
52,000	Largan Precision Co. Ltd. #	3,892,523
52,400	MediaTek, Inc. #	761,761
237,000	Poya Co. Ltd. #	1,788,190
198,220	Sinmag Equipment Corp. #	1,195,135
889,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	3,916,464
		17,799,913
Thailand: 1.3%
33,000	Kasikornbank PCL #	228,236
258,000	Kasikornbank PCL (NVDR) #	1,784,390
		2,012,626
Turkey: 2.2%
88,500	BIM Birlesik Magazalar AS #	1,892,561
1,801,000	Turkiye Sinai Kalkinma Bankasi AS #	1,549,680
		3,442,241

See Notes to Financial Statements

7

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

United Arab Emirates: 1.0%
102,200	Al Noor Hospitals Group Plc (GBP)	$1,576,961
United Kingdom: 3.6%
42,000	Bank of Georgia Holdings Plc #	1,351,062
69,000	Hikma Pharmaceuticals Plc #	2,117,023
1,235,312	Hirco Plc * # §	0
150,000	International Personal Finance Plc #	1,042,240
1,356,906	Raven Russia Ltd. *	1,004,566
		5,514,891
United States: 1.7%
28,000	First Cash Financial Services, Inc. *	1,558,760
363,700	Samsonite International SA (HKD) #	1,077,805
		2,636,565
Total Common Stocks (Cost: $125,919,613)		141,347,547
PREFERRED STOCKS: 2.4%
Brazil: 1.6%
195,000	Itau Unibanco Holding SA	2,538,184
Colombia: 0.8%
102,000	Banco Davivienda SA	1,206,059
Total Preferred Stocks (Cost: $4,069,899)		3,744,243
Number of Shares		Value

REAL ESTATE INVESTMENT TRUST: 0.9%
Mexico: 0.9% (Cost: $1,415,478)
621,800	TF Administradora Industrial, S de RL de CV	$1,303,973
WARRANTS: 2.3%
Luxembourg: 2.3%
125,000	Deutsche Bank AG, London Branch aXess Warrants (USD 0.00, expiring 09/27/16) * # (a)	1,285,125
140,000	Deutsche Bank AG, London Branch aXess Warrants (USD 0.00, expiring 09/27/16) * # (b)	2,175,789
Total Warrants (Cost: $2,945,522)		3,460,914
MONEY MARKET FUND: 0.5% (Cost: $811,077)
811,077	AIM Treasury Portfolio - Institutional Class	811,077
Total Investments: 98.2% (Cost: $135,161,589)		150,667,754
Other assets less liabilities: 1.8%		2,768,422
NET ASSETS: 100.0%		$153,436,176

ADR	American Depositary Receipt
GBP	British Pound
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

(a)	Issue price $12.75. The security is linked to the performance of Samba Financial Group.
(b)	Issue price $8.53. The security is linked to the performance of The Saudi British Bank.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $110,248,713 which represents 71.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $920,569, or 0.6% of net assets.

See Notes to Financial Statements

8

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	15.8%	$23,847,351
Consumer Staples	5.2	7,845,971
Energy	2.0	3,026,524
Financials	31.3	47,218,116
Health Care	10.8	16,221,545
Industrials	8.3	12,550,756
Information Technology	22.1	33,233,518
Materials	2.5	3,792,971
Telecommunication Services	0.7	993,137
Utilities	0.8	1,126,788
Money Market Fund	0.5	811,077
	100.0%	$150,667,754

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Brazil	$3,990,257	$8,148,478	$—	$12,138,735
China / Hong Kong	10,537,796	30,242,487	—	40,780,283
India	2,663,397	18,767,550	—	21,430,947
Indonesia	993,137	2,151,096	—	3,144,233
Kazakhstan	1,011,500	—	—	1,011,500
Malaysia	—	1,094,932	—	1,094,932
Mexico	562,515	—	—	562,515
Nigeria	—	1,852,402	—	1,852,402
Panama	2,134,984	—	—	2,134,984
Peru	3,011,384	—	—	3,011,384
Philippines	3,130,722	—	—	3,130,722
Russia	—	2,303,300	—	2,303,300
Singapore	—	1,931,592	—	1,931,592
South Africa	—	6,665,565	—	6,665,565
South Korea	—	2,918,076	—	2,918,076
Switzerland	2,383,769	1,869,411	—	4,253,180
Taiwan	—	17,799,913	—	17,799,913
Thailand	—	2,012,626	—	2,012,626
Turkey	—	3,442,241	—	3,442,241
United Arab Emirates	1,576,961	—	—	1,576,961
United Kingdom	1,004,566	4,510,325	—	5,514,891
United States	1,558,760	1,077,805	—	2,636,565
Preferred Stocks*	3,744,243	—	—	3,744,243
Real Estate Investment Trust*	1,303,973	—	—	1,303,973
Warrants*	—	3,460,914	—	3,460,914
Money Market Fund	811,077	—	—	811,077
Total	$40,419,041	$110,248,713	$—	$150,667,754

*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $3,870,895 and transfers from Level 2 to Level 1 were $5,963,639. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

	Common Stocks
	Israel	United Kingdom
Balance as of December 31, 2013	$87,243	$235,156
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	(235,156)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3†	(87,243)	—
Balance as of December 31, 2014	$—	$—

†	The security transferred from Level 3 to Level 1 due to a tender offer that resulted in more observability in inputs used in the valuation of the security.

See Notes to Financial Statements

9

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (Cost $135,161,589)	$150,667,754
Cash	1,900
Cash denominated in foreign currency, at value (Cost $3,349,624)	3,289,232
Receivables:
Shares of beneficial interest sold	150,830
Dividends	85,784
Prepaid expenses	3,314
Total assets	154,198,814

Liabilities:
Payables:
Investments purchased	95,710
Shares of beneficial interest redeemed	105,357
Due to Adviser	131,137
Deferred Trustee fees	43,122
Accrued expenses	387,312
Total liabilities	762,638
NET ASSETS	$153,436,176
Shares of beneficial interest outstanding	11,847,518
Net asset value, redemption and offering price per share	$12.95

Net Assets consist of:
Aggregate paid in capital	$129,603,888
Net unrealized appreciation	15,245,205
Undistributed net investment income	737,011
Accumulated net realized gain	7,850,072
$153,436,176

See Notes to Financial Statements

10

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

Income:
Dividends (net of foreign taxes withheld of $205,702)		$3,077,394

Expenses:
Management fees	1,650,605
Transfer agent fees	27,745
Custodian fees	96,448
Professional fees	86,406
Reports to shareholders	54,294
Insurance	2,378
Trustees’ fees and expenses	9,795
Interest	254
Other	3,561
Total expenses	1,931,486
Net investment income		1,145,908

Net realized gain (loss) on:
Investments (net of foreign taxes of $105,356)		9,941,261
Foreign currency transactions and foreign denominated assets and liabilities		(259,466)
Net realized gain		9,681,795

Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $164,637)		(11,125,099)
Foreign currency transactions and foreign denominated assets and liabilities		(79,683)
Net change in unrealized appreciation (depreciation)		(11,204,782)
Net Decrease in Net Assets Resulting from Operations		$(377,079)

See Notes to Financial Statements

11

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$1,145,908	$939,446
Net realized gain	9,681,795	22,931,091
Net change in unrealized appreciation (depreciation)	(11,204,782)	(4,709,605)
Net increase (decrease) in net assets resulting from operations	(377,079)	19,160,932

Dividends and Distributions to shareholders from:
Net investment income	(843,441)	(2,678,236)
Net realized gains	(19,254,875)	—
Total dividends and distributions	(20,098,316)	(2,678,236)

Share transactions*:
Proceeds from sale of shares	28,672,197	30,451,797
Reinvestment of dividends and distributions	20,098,316	2,678,236
Cost of shares redeemed	(42,791,120)	(53,136,863)
Net increase (decrease) in net assets resulting from share transactions	5,979,393	(20,006,830)
Total decrease in net assets	(14,496,002)	(3,524,134)

Net Assets:
Beginning of year	167,932,178	171,456,312
End of year (including undistributed (accumulated) net investment income (loss) of $737,011 and ($97,403), respectively)	$153,436,176	$167,932,178

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	2,135,827	2,157,722
Shares reinvested	1,618,222	190,622
Shares redeemed	(3,173,836)	(3,777,072)
Net increase (decrease)	580,213	(1,428,728)

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.90	$13.50	$10.40	$14.14	$11.22
Income from investment operations:
Net investment income	0.10	0.07	0.07	0.05 (b)	0.01
Net realized and unrealized gain (loss) on investments	(0.23)	1.54	3.03	(3.66)	2.93
Total from investment operations	(0.13)	1.61	3.10	(3.61)	2.94
Less dividends and distributions from:
Net investment income	(0.08)	(0.21)	—	(0.13)	(0.07)
Net realized gains	(1.74)	—	—	—	—
Total dividends and distributions	(1.82)	(0.21)	—	(0.13)	(0.07)
Settlement payments from unaffiliated third parties	—	—	—	—	0.05	(c)
Redemption fees	—	—	— (d)	— (d)	—	(d)
Net asset value, end of year	$12.95	$14.90	$13.50	$10.40	$14.14
Total return (a)	(0.41)%	12.02%	29.81%	(25.74)%	26.84	%(c)

Ratios/Supplemental Data
Net assets, end of year (000’s)	$ 153,436	$ 167,932	$ 171,456	$ 108,286	$ 176,522
Ratio of gross expenses to average net assets	1.17%	1.23%	1.23%	1.26%	1.28%
Ratio of net expenses to average net assets	1.17%	1.23%	1.23%	1.26%	1.28%
Ratio of net expenses, excluding interest expense, to average net assets	1.17%	1.22%	1.23%	1.26%	1.28%
Ratio of net investment income to average net assets	0.69%	0.56%	0.55%	0.36%	0.17%
Portfolio turnover rate	85%	83%	93%	95%	96%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares total return.
(d)	Amount represents less than $0.005 per share

See Notes to Financial Statements

13

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Emerging Markets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
14

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrant may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at December 31, 2014 are reflected in the Schedule of Investments.

G.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund held no derivative instruments during the year ended December 31, 2014.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the year ended December 31, 2014.

15

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 and is reflected in the Financial Highlights.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2015, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.50% for the Fund’s average daily net assets. For the year ended December 31, 2014, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $132,758,880 and $141,688,249, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2014 was $135,200,513 and net unrealized appreciation aggregated $15,467,241 of which $23,276,263 related to appreciated securities and $7,809,022 related to depreciated securities.

At December 31, 2014, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$788,682
Undistributed long-term capital gains	7,880,454
Other temporary difference	(43,129)
Unrealized appreciation	15,206,281
Total	$23,832,288

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Ordinary income	$7,269,131	$2,678,236
Long-term capital gains	12,829,185	—
	$20,098,316	$2,678,236

During the year ended December 31, 2014, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $531,947, decreased accumulated net realized gain on investments by $1,715,474 and increased aggregate paid in capital by $1,183,527. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, utilization of earnings and profits on shareholder redemptions and investments in passive foreign investment companies.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2011-2013), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or penalties.

16

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

At December 31, 2014, the aggregate shareholder accounts of three insurance companies own approximately 70%, 12%, and 5% of the Fund’s outstanding shares of beneficial interest.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—Certain Funds of the Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2014, the average daily loan balance during the 15 day period for which a loan was outstanding amounted to $451,176 and the average interest rate was 1.35%. At December 31, 2014, the Fund had no outstanding borrowings under the Facility.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2014, the Fund had no securities lending activity.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.068 per share from net investment income was declared and paid on January 30, 2015 to shareholders of record of the Initial Class Shares as of January 29, 2015 with a reinvestment date of January 30, 2015. Additionally, a distribution of $0.671 per share from long-term capital gains was declared and paid on January 30, 2015 to shareholders of record of the Initial Class Shares as of January 29, 2015 with a reinvestment date of January 30, 2015.

17

VAN ECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Emerging Markets Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Emerging Markets Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2015

18

TAX INFORMATION

(unaudited)

The Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2014 by the Fund was shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$311,058	$3,243,264
19

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2014 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	13	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	68	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	68	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
20

Officer’s Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Camerno, 1960	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC an VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010-September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
21

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VIPEMAR

ANNUAL REPORT
D E C E M B E R 3 1, 2 0 1 4

Van Eck VIP Trust

Van Eck VIP Global Gold Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2014.

VAN ECK VIP TRUST

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.
1

VAN ECK VIP GLOBAL GOLD FUND

(unaudited)

Dear Shareholder:

The Class S shares of the Van Eck VIP Global Gold Fund (the “Fund”) declined 5.89% during the 12 month period ended December 31, 2014, while its benchmark, the NYSE Arca Gold Miners Index (GDMNTR),1 was down 11.99% over the same period. The Fund’s outperformance relative to the benchmark was primarily due to effective stock selection.

Gold Sector Overview

■	It was certainly an odd year for the gold market. There was a stark contrast in the drivers of performance between the first eight months and the final four months.

■	Early in the year, tensions in Thailand, Venezuela, Turkey, and Ukraine threatened regional, and possibly global, commerce and financial stability, and were supportive of gold as a safe haven, driving the price of gold to its yearly high of $1,383 per ounce on March 14.

■	Gold later declined as tensions steadied in Ukraine and stronger than expected U.S. data reports were released.

■	In June, growing Middle East tensions once again created demand for gold as a hedge against geopolitical risk, bringing it back above the $1,300 per ounce level. Through August 15, the gold price averaged $1,294 per ounce, closing at $1,304.83 per ounce on that day, which represented a year-to-date gain of $99.18 or 8.2%.

■	Those healthy gains evaporated throughout the rest of the year, primarily driven by U.S. dollar strength. Gold historically has an inverse correlation with the U.S. dollar. The U.S. Dollar Index (DXY)[2] rose 10.9% from August 15 to December 31, while gold dropped 9.2% during the same period.

■	The U.S. dollar rally has been fueled by several factors including the ongoing strength in the U.S. economy, contrasting with economic weakness in emerging markets; an unexpected rate cut announced by the European Central Bank (ECB) in September; plans for quantitative easing (QE) from the ECB and the Bank of Japan (BOJ); and the end of the Federal Reserve Bank’s (the “Fed”) QE program.

■	On October 31, gold fell below the $1,180 per ounce technical support level. It dropped to its year low of $1,141 per ounce on November 5. Subsequently, improving physical demand from India and China were supportive of gold, allowing it to bounce back above $1,200 per ounce by mid-December.

■	The end of the year brought on further selling pressure, and gold closed at $1,184.86 per ounce on December 31, 2014, a loss of $20.79 or 1.7% for the year. The gold price averaged $1,266 per ounce in 2014.

■	Notably, although flows out of global gold bullion exchange-traded products (ETPs) continued throughout the year, holdings declined by only 9.3% in 2014, compared to a drop of 33% during 2013.

With gold averaging almost $1,300 per ounce through the end of August, gold stocks were having a stellar year, significantly outperforming gold, as shown by the 26.54% and 36.32% gains in GDMNTR and Market Vectors Junior Gold Miners Index (MVGDXJTR),3 respectively. Throughout the year, companies remained focused on increasing their operating margins, maintaining healthy balance sheets, exercising capital discipline, and meeting expectations. Reported results were, in general, indicative of the companies’ success in turning around the sector to deliver better profitability and returns to shareholders. However, from the beginning of September, with the drop in the gold price, gold stocks took a hard fall, more than erasing the gains experienced earlier in the year. During 2014, GDMNTR fell 11.99% and MVGDXJTR declined 20.86%. While we are very disappointed with the performance of gold stocks, we are surprised at the magnitude of the loss given the steady improvements we have seen in company fundamentals. The fact that gold companies have shown significant progress in controlling costs and hitting production targets meant nothing as the gold market sold off. Nonetheless, earlier performance through August shows what the stocks are capable of in a positive market.

Fund Review

The Fund maintained an emphasis on companies that have strong balance sheets and favorable cost structures, as well as in royalty and streaming companies, which have no operating costs. The Fund continues to be almost fully invested in equities in preparation from what we expect will be an outperformance of gold stocks relative to the metal in a rising gold price environment. As of the end of December 2014, the Fund’s cash position represented 5.4% of assets.

2

Share price performance was mixed across the stocks held in the Fund. A little less than half of the Fund’s positions posted gains. Royal Gold (4.9% of Fund net assets†), one of the Fund’s top holdings, outperformed significantly and gained 37.8% during the period. We believe that this was driven primarily by the company’s attractive royalty business model, which keeps the company cash flow positive at low gold prices, and also by the company’s excellent track record of growth. Yamana Gold (3.5% of Fund net assets†) underperformed, down 52.5%, likely due to a combination of factors including operating problems at its new mines and the divestment of some non-core assets. We believe the sell-off of Yamana shares was overdone. The stock represents good value, and we view its acquisition of a stake in Osisko Mining as positive in addition to its efforts to streamline its operations by divesting some non-core assets. Small-cap gold mining stocks, as represented by MVGDXJTR, fell 20.86% during 2014, underperforming relative to both gold bullion and the larger companies. However, 18 out of the 39 junior positions in the Fund posted gains, and 29 of the positions outperformed the MVGDXJTR.

Outlook

With the recent parabolic rise in the U.S. dollar, low inflation, falling energy prices, and a strong stock market, it is hard to argue with anything but a rosy outlook for the U.S. economy. While this has not been a good macro-economic environment for gold, we believe this rosy outlook is already reflected in the low gold prices of the past two years.

It is possible that over the course of 2015, the outlook for the global economy could become even rosier, as the rest of the world responds to QE, leading to synchronized global growth. This would likely be negative for gold. There are, however, a number of risks that could create headwinds to the economy and drive the price of gold upward in 2015 and over the longer term. The most immediate risk factor is the election in Greece currently set for late January, which may produce a government that is hostile towards European Union austerity and may seek to default on sovereign debt.

In addition, Russia has proven itself unpredictable and willing to engage in aggression that goes against Western norms. Low oil prices could weaken the Russian economy to some sort of breaking point where leadership becomes increasingly irrational and disruptive to the global economy.

In our view, the biggest risk to financial well-being is the radical monetary policies that are ongoing. While the Fed has ended QE, the BOJ and ECB are expected to print Yen and Euros that amount to over a trillion equivalent U.S. dollars to buy sovereign bonds and other financial assets. The Swiss National Bank has introduced negative interest rates aimed at devaluing the Swiss Franc. The intended benefit to local economies may not materialize. In the U.S., QE was effective at pumping up asset prices that mainly benefit the wealthy, but was not so good at stimulating the real economy from the bottom up. We question whether bubbles have formed in luxury condos, art, technology stocks, and bonds. The new ECB and BOJ liquidity and rate cuts could unintentionally fuel further excesses, especially in the U.S. where returns are relatively attractive and foreign investors could be led to invest in a reach for yield.

While the consensus is calling for Fed rate increases in 2015, since the credit crisis the Fed has always found a reason to postpone the increase. There are some interesting parallels between the current global economy and that of the 1997 – 1998 Asian financial crisis. Both periods share weak economies in Asia and Russia, falling commodities prices, and a robust U.S. economy. The late nineties saw the technology revolution, while today we are experiencing a revolution in energy through unconventional drilling technology. Despite the strong U.S. economy and benefits of technology, the Fed chose to cut rates in late 1998 in response to the weak global economy and a sharp drop in U.S. stocks. This helped propel a bubble in technology stocks that collapsed catastrophically less than two years later. It will be interesting to see whether international events again influence the Fed to pursue accommodative policies in 2015, as it did in 1998.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

3

VAN ECK VIP GLOBAL GOLD FUND

(unaudited)

We appreciate your continued investment in the Van Eck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager

January 13, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2014.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.

[3]	Market Vectors® Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

TOP TEN EQUITY HOLDINGS*

December 31, 2014 (unaudited)

Randgold Resources Ltd.	8.0%
Eldorado Gold Corp.	6.9%
B2Gold Corp.	6.6%
Franco-Nevada Corp.	5.2%
Agnico-Eagle Mines Ltd.	5.1%
New Gold, Inc.	5.0%
Royal Gold, Inc.	4.9%
Silver Wheaton Corp.	4.8%
Goldcorp, Inc.	4.4%
AuRico Gold, Inc.	3.6%
* Percentage of net assets. Portfolio is subject to change.
4

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception: Class S)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Average Annual Total Return 12/31/14	Fund Class S	GDMNTR	S&P 500
One Year	(5.89)%	(11.99)%	13.69%
Life (since 4/26/13)	(17.34)%	(23.33)%	19.43%

Inception date for the Van Eck VIP Global Gold Fund was 4/26/13 (Class S); index return for the Class S performance comparison is calculated as of nearest month end (4/30/13).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

5

VAN ECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Gold Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period* July 1, 2014 – December 31, 2014
Actual	$1,000.00	$ 696.30	$6.20
Hypothetical**	$1,000.00	$1,017.90	$7.37

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2014), of 1.45% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses.
6

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 94.6%
Australia: 5.3%
133,000	Evolution Mining Ltd. #	$68,963
403,768	Gold Road Resources Ltd. * #	80,822
187,000	Gryphon Minerals Ltd. * #	9,745
25,000	Newcrest Mining Ltd. * #	219,973
15,000	OceanaGold Corp. (CAD) *	26,080
		405,583
Canada: 70.3%
6,537	Agnico-Eagle Mines Ltd.	162,722
9,000	Agnico-Eagle Mines Ltd. (USD)	224,010
10,000	Alamos Gold, Inc.	71,441
5,000	Alamos Gold, Inc. (USD)	35,650
52,000	Argonaut Gold, Inc. *	81,907
29,000	Asanko Gold, Inc. *	44,930
20,000	Asanko Gold, Inc. (USD) *	30,800
83,000	AuRico Gold, Inc. (USD)	272,240
148,117	B2Gold Corp. *	242,230
161,000	B2Gold Corp. (USD) *	260,820
25,000	Bear Creek Mining Corp. *	30,556
28,000	Belo Sun Mining Corp. *	4,941
22,000	Castle Mountain Mining Co. Ltd. *	6,249
42,000	Continental Gold Ltd. *	66,879
1,000	Corvus Gold, Inc. *	818
21,000	Corvus Gold, Inc. (USD) *	17,291
13,000	Eastmain Resources, Inc. *	2,574
86,000	Eldorado Gold Corp. (USD)	522,880
10,000	Fortuna Silver Mines, Inc. (USD) *	45,500
8,000	Franco-Nevada Corp. (USD)	393,520
13,000	Gold Canyon Resources, Inc. *	1,287
18,000	Goldcorp, Inc. (USD)	333,360
46,000	Guyana Goldfields, Inc. *	111,654
50,000	Klondex Mines Ltd. *	83,921
8,000	Lundin Gold, Inc. *	28,714
4,000	MAG Silver Corp. (USD) *	32,600
2,500	New Gold, Inc. *	10,716
86,500	New Gold, Inc. (USD) *	371,950
16,000	NovaGold Resources, Inc. (USD) *	47,200
123,300	Orezone Gold Corp. *	53,064
11,000	Osisko Gold Royalties Ltd.	155,087
27,000	Premier Gold Mines Ltd. *	43,923
7,000	Pretium Resources, Inc. *	40,429
10,000	Pretium Resources, Inc. (USD) *	57,900
20,000	Primero Mining Corp. (USD) *	76,800
6,000	Probe Mines Ltd. *	15,442
93,625	Rio Alto Mining Ltd. *	227,253
98,000	Romarco Minerals, Inc. *	41,332
86,200	Roxgold, Inc. *	40,807
6,000	Rubicon Minerals Corp. *	5,784
Number of Shares		Value

Canada: (continued)
33,000	Rubicon Minerals Corp. (USD) *	$32,010
45,000	Sabina Gold & Silver Corp. *	13,750
59,000	Semafo, Inc. *	151,334
18,000	Silver Wheaton Corp. (USD)	365,940
4,500	Sulliden Mining Capital, Inc. *	1,627
60,914	Timmins Gold Corp. *	59,771
145,000	Torex Gold Resources, Inc. *	153,512
23,823	Yamana Gold, Inc.	96,170
42,000	Yamana Gold, Inc. (USD)	168,840
		5,340,135
Mexico: 2.0%
13,000	Fresnillo Plc (GBP) #	154,504
United Kingdom: 8.5%
70,200	Amara Mining Plc * #	15,803
48,000	Lydian International Ltd. (CAD) *	19,418
9,000	Randgold Resources Ltd. (ADR)	606,690
		641,911
United States: 8.5%
14,000	Midway Gold Corp. *	10,360
6,000	Royal Gold, Inc.	376,200
18,700	Tahoe Resources, Inc. (CAD)	259,946
		646,506
Total Common Stocks (Cost: $9,005,233)		7,188,639
MONEY MARKET FUND: 5.7% (Cost: $436,276)
436,276	AIM Treasury Portfolio - Institutional Class	436,276
Total Investments: 100.3% (Cost: $9,441,509)		7,624,915
Liabilities in excess of other assets: (0.3)%		(26,297)
NET ASSETS: 100.0%		$7,598,618

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
GBP	—	British Pound
USD	—	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $549,810 which represents 7.2% of net assets.

See Notes to Financial Statements

7

VAN ECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Diversified Metals & Mining	0.2%	$16,324
Gold	80.9	6,169,007
Precious Metals & Minerals	3.9	299,322
Silver	9.3	703,986
Money Market Fund	5.7	436,276
	100.0%	$7,624,915

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$26,080	$379,503	$—	$405,583
Canada	5,340,135	—	—	5,340,135
Mexico	—	154,504	—	154,504
United Kingdom	626,108	15,803	—	641,911
United States	646,506	—	—	646,506
Money Market Fund	436,276	—	—	436,276
Total	$7,075,105	$549,810	$—	$7,624,915

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

8

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (Cost $9,441,509)	$7,624,915
Cash denominated in foreign currency, at value (Cost $1,860)	1,803
Receivables:
Due from Adviser	611
Dividends	2,400
Prepaid expenses	3,615
Total assets	7,633,344

Liabilities:
Payables:
Shares of beneficial interest redeemed	3,498
Due to Distributor	1,564
Deferred Trustee fees	818
Accrued expenses	28,846
Total liabilities	34,726
NET ASSETS	$7,598,618
Shares of beneficial interest outstanding	1,183,115
Net asset value, redemption and offering price per share	$6.42

Net Assets consist of:
Aggregate paid in capital	$9,554,310
Net unrealized depreciation	(1,816,650)
Accumulated net investment loss	(44,326)
Accumulated net realized loss	(94,716)
$7,598,618

See Notes to Financial Statements

9

VAN ECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

Income:
Dividends (net of foreign taxes withheld of $5,806)		$42,411

Expenses:
Management fees	$55,844
Distribution fees	18,615
Transfer agent fees	23,209
Administration fees	18,615
Custodian fees	12,490
Professional fees	25,633
Reports to shareholders	20,313
Trustees’ fees and expenses	4,496
Other	633
Total expenses	179,848
Waiver of management fees	(55,844)
Expenses assumed by the Adviser	(15,780)
Net expenses		108,224
Net investment loss		(65,813)

Net realized gain on:
Investments		48,865
Foreign currency transactions and foreign denominated assets and liabilities		2,097
Net realized gain		50,962

Net change in unrealized appreciation (depreciation) on:
Investments		(1,011,185)
Foreign currency transactions and foreign denominated assets and liabilities		(59)
Net change in unrealized appreciation (depreciation)		(1,011,244)
Net Decrease in Net Assets Resulting from Operations		$(1,026,095)

See Notes to Financial Statements

10

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	For the Period April 26, 2013(a) through December 31, 2013
Operations:
Net investment loss	$(65,813)	$(12,753)
Net realized gain (loss)	50,962	(115,212)
Net change in unrealized appreciation (depreciation)	(1,011,244)	(805,406)
Net decrease in net assets resulting from operations	(1,026,095)	(933,371)

Dividends to shareholders from:
Net investment income	(22,846)	—

Share transactions*:
Proceeds from sale of shares	5,949,479	6,475,588
Reinvestment of dividends	22,846	—
Cost of shares redeemed	(2,145,228)	(721,755)
Net increase in net assets resulting from share transactions	3,827,097	5,753,833
Total increase in net assets	2,778,156	4,820,462

Net Assets:
Beginning of period	4,820,462	—
End of period (including accumulated net investment loss of ($44,326) and ($350), respectively)	$7,598,618	$4,820,462

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	755,327	787,693
Shares reinvested	3,018	—
Shares redeemed	(279,241)	(83,682)
Net increase	479,104	704,011

(a)	Commencement of operations

See Notes to Financial Statements

11

VAN ECK VIP GLOBAL GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Year Ended December 31, 2014	For the Period April 26, 2013(a) through December 31, 2013
Net asset value, beginning of period	$6.85	$8.88
Income from investment operations:
Net investment loss	(0.04)	(0.02)
Net realized and unrealized loss on investments	(0.36)	(2.01)
Total from investment operations	(0.40)	(2.03)
Less dividends from:
Net investment income	(0.03)	—
Net asset value, end of period	$6.42	$6.85
Total return (b)	(5.89)%	(22.86	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,599	$4,820
Ratio of gross expenses to average net assets	2.41%	4.82	%(d)
Ratio of net expenses to average net assets	1.45%	1.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.45%	1.45	%(d)
Ratio of net investment loss to average net assets	(0.88)%	(0.55	)%(d)
Portfolio turnover rate	33%	33	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

12

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2014

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the VIP Gold Fund Subsidiary (the “Subsidiary”), a wholly owned subsidiary. The Fund currently offers a single class of shares: Class S Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

13

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on January 25, 2013. The Subsidiary acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of December 31, 2014, the Fund held $18,225 in its Subsidiary, representing 0.0% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. The Fund held no derivative instruments during the year ended December 31, 2014.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the year ended December 31, 2014.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.
14

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2015, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. For the year ended December 31, 2014, the Adviser waived management fees in the amount of $55,844 and assumed expenses in the amount of $15,780. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2014, the Adviser received $18,615 from the Fund pursuant to this contract.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated April 26, 2013. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of the Fund’s average daily net assets.

Note 5—Investments—For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $5,847,911 and $2,327,101, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2014 was $9,642,918 and net unrealized depreciation aggregated $2,018,069 of which $162,099 related to appreciated securities and $2,180,168 related to depreciated securities.

At December 31, 2014, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed long-term capital gains	$38,921
Other temporary difference	(819)
Unrealized depreciation	(1,993,794)
Total	$(1,955,692)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Ordinary income	$22,132	$—
Long-term capital gains	714	$—
	$22,846	$—

During the year ended December 31, 2014, the Fund utilized $43,191 of capital loss carryforwards.

During the year ended December 31, 2014, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $44,683, increased accumulated net realized loss on investments by $22,833 and decreased aggregate paid in capital by $21,850. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, investments in passive foreign investment companies and an investment in a controlled foreign corporation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on return filings for open tax years (tax year ended December 31, 2013) or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s consolidated financial statements.

15

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2014, the Adviser owns approximately 10% of the Fund’s outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of two insurance companies own approximately 77% and 12% of the Fund’s outstanding shares of beneficial interest.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—Certain Funds of the Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2014, the Fund had no borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2014, the Fund had no securities lending activity.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A distribution of $0.032 per share from long-term capital gains was declared and paid on January 30, 2015 to shareholders of record of the Class S Shares as of January 29, 2015 with a reinvestment date of January 30, 2015.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Global Gold Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Van Eck VIP Global Gold Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Van Eck VIP Global Gold Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2014, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2015

17

VAN ECK VIP GLOBAL GOLD FUND

TAX INFORMATION

(unaudited)

The Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2014 by the Fund was shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$5,806	$43,288
18

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	13	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	68	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	68	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
19

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC an VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010- September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
20

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com
VIPGGSAR

ANNUAL REPORT
D E C E M B E R 3 1, 2 0 1 4

Van Eck VIP Trust

Van Eck VIP Global Hard Assets Fund

The information contained in the enclosed shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2014.

VAN ECK VIP TRUST

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.
1

VAN ECK VIP GLOBAL HARD ASSETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Global Hard Assets Fund (the “Fund”) declined 19.10% for the 12 months ended December 31, 2014. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index (SPGINRTR)1 declined 9.77% for the same period. Two key aspects of the Fund that detracted from performance relative to its primary benchmark were an overweight position and underperformance in the oil and gas exploration and production sub-sector and an underweight position in oil and gas storage and transportation sub-sector.

At the end of the annual period, energy was the Fund’s largest sector weighting although this exposure remained underweight compared to its benchmark. Although the Fund’s average monthly weighting to energy in 2014 was historically high relative to its 10-year historical average, over the course of the year, the Fund decreased its energy exposure and ended December with its lowest energy monthly weighting of the period under review. The Fund’s overall exposure to energy was reduced because of the rapid decline in the price of oil during the last four months of the year.

Within energy, the Fund was overweight the oil and gas drilling, oil and gas exploration and production, and oil and gas refining and marketing sub-sectors. The Fund was also overweight the agricultural products, diversified metals and mining, and gold sub-sectors. The Fund was significantly underweight integrated oil and gas companies throughout the annual period, having no allocation to the sub-sector at period end.

It should be noted that the Fund continues to employ a diversified natural resource strategy, and as such, has been historically underweight energy relative to the S&P® North American Natural Resources Sector Index, the Fund’s benchmark index. For example, the benchmark was approximately 85% energy as of December 31, whereas the Fund was approximately 59% energy. As a point of reference, the S&P® Global Natural Resources Index (SPGNRUT)2, which was approximately one third energy as of December 31, declined 10.18% for the 12 month period.

Overview

The most significant factor influencing the markets in which the Fund invested over the past 12 months was a deceleration in growth nearly everywhere except for the U.S. First and foremost, Europe continued to stagnate and faces disinflation/deflation. In addition, growth in the emerging markets failed to accelerate, Japan fell back into recession toward the end of the year, following two quarters of negative growth, concerns about the headwinds faced by China persisted, the threat posed by ISIS in the Middle East became even more apparent, and the Russia/Ukraine crisis lead both to significant Ruble weakness, and penal interest rates. Commodities suffered accordingly.

Gold declined during the year. Platinum and palladium prices were also down, following the labor strife in South Africa and on the back of moderating growth outlooks. The base metal markets, for example, iron ore and copper, also followed the trajectory of lower global growth, especially in the latter part of the year. Probably the best growing season in the U.S. caused grain prices to decline throughout the summer and into the fall. While West Texas Intermediate (WTI) crude prices fell nearly 46% over the 12 month period to end the year at $53.27 per barrel, North American (Henry Hub) natural gas also fell significantly, ending the year approximately 32%.

Fund Review

The three strongest positive contributing sub-sectors to the Fund’s performance relative to the primary benchmark were fertilizers and agricultural chemicals, construction machinery and heavy trucks, and agricultural products. While the Fund had exposure to each of the above sub-sectors, the benchmark index had no exposure to any of them over the 12 month period.

The three weakest contributing sub-sectors to the Fund’s performance relative to the primary benchmark were oil and gas exploration and production, oil and gas storage and transport, and oil and gas drilling.

The Fund’s strongest contributing individual positions were, in fact, all energy-related companies. The strongest contributors were EOG Resources and Diamondback Energy (3.7% and 2.4% of Fund net assets respectively†), both oil and gas exploration and production companies, and both of which, despite being leveraged to shale oil, were able to increase significantly reserves and production. Oil and gas refining and marketing company, Tesoro (sold by Fund by period end) benefited from access to cheaper crude feedstocks.

2

The Fund’s three weakest contributors were two oil and gas exploration and production companies and a diversified metals and mining company. The shares of the two weakest of these, SM Energy and Afren (1.9% and 0.6% of Fund net assets, respectively†), fell on the back of instances of missed guidance, and, in Afren’s case, corporate governance issues (in which both the CEO and COO left the company). First Quantum Minerals (3.5% of Fund net assets†), a diversified metals and mining company, suffered because of a large Zambia presence where the threat of a potential adverse change in the tax regime overhung the stock.

Significant purchases by the Fund were made in the oil and gas storage and transportation and the oil and gas refining and marketing sub-sectors, which saw the establishment of two new positions in Kinder Morgan (2.1% of Fund net assets†) and Valero Energy (2.0% of Fund net assets†). During the 12 month period, a new position was also established in Freeport-McMoRan (1.8% of Fund net assets†), in the diversified metals and mining sub-sector.

The Fund’s largest sales during the period were the integrated oil and gas marketing company Occidental Petroleum, and the two oil and gas refining and marketing companies Tesoro and Hollyfrontier (all eliminated by the Fund at period end).

During the 12 month period, the Fund’s positions in the gold, diversified metals and mining, and steel sub-sectors increased. The Fund’s overall allocation to the energy sector was reduced, with the most significant decreases in allocation being in the oil and gas refining and marketing and the oil and gas equipment and services sub-sectors. However, the coal and consumable fuels, oil and gas exploration and production, and oil and gas storage and transportation sub-sectors saw increases in allocation.

Outlook

At the end of 2013, we noted seeing positive signs of possible inflections in GDP growth, particularly in developed markets. And, indeed, the first eight months of 2014 were characterized by reasonably buoyant economic activity. However, the dramatic recalibration of global growth outlooks—particularly in Europe, Japan, and Russia/Ukraine—in late summer/early fall, lead to expectations of both slower growth and reduced commodity demand.

Although we anticipate a potentially sluggish outlook for crude during the first half of 2015, we are, however, much more optimistic for the second half of the year, with an expectation that Capex3 reductions in the oil and gas industry will, ultimately, result in a meaningful supply response. In addition, lower crude prices should result in increased demand.

The global mining restructuring story that has been unfolding over the past several years continues in its execution phase, with successful and unsuccessful companies starting to differentiate themselves more broadly. We still think that those companies that can execute on cost cutting and other enhancements to returns will outpace those who cannot. We also believe that we are beginning to see the effects of the Capex reductions which commenced in 2012 in the form of lower production outlooks for the likes of copper, the Fund’s biggest metal exposure.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset backed securities, and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus for information on these and other risk considerations.

3

VAN ECK VIP GLOBAL HARD ASSETS FUND

(unaudited)

We very much appreciate your continued investment in the Van Eck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron	Shawn Reynolds
Co-Portfolio Manager	Co-Portfolio Manager

January 13, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2014.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.

[3]	Capex (capital expenditures) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment.

TOP TEN EQUITY HOLDINGS*

December 31, 2014 (unaudited)

Glencore Xstrata Plc	5.3%
Schlumberger Ltd.	4.2%
Cimarex Energy Co.	4.0%
Consol Energy, Inc.	3.9%
Concho Resources, Inc.	3.7%
EOG Resources, Inc.	3.7%
Pioneer Natural Resources Co.	3.7%
Anadarko Petroleum Corp.	3.7%
First Quantum Minerals Ltd.	3.5%
Halliburton Co.	3.0%
*Percentage of net assets. Portfolio is subject to change.

4

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Average Annual Total	Fund
Return 12/31/14	Initial Class	SPGINRTR	S&P500
One Year	(19.10)%	(9.77)%	13.69%
Five Year	(0.04)%	4.28%	15.45%
Ten Year	8.80%	7.65%	7.67%

Average Annual Total	Fund
Return 12/31/14	Class S	SPGINRTR	S&P500
One Year	(19.35)%	(9.77)%	13.69%
Five Year	(0.34)%	4.28%	15.45%
Life (since 5/1/06)	2.18%	3.22%	7.61%

Inception date for the Van Eck VIP Global Hard Assets Fund was 9/1/89 (Initial Class) and 5/1/06 (Class S); index return for the Class S performance comparison is calculated as of nearest month end (4/30/06).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

5

VAN ECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Hard Assets Fund

				Expenses Paid
		Beginning	Ending	During the Period*
		Account Value	Account Value	July 1, 2014 –
		July 1, 2014	December 31, 2014	December 31, 2014
Initial Class	Actual	$1,000.00	$712.20	$4.53
	Hypothetical**	$1,000.00	$1,019.91	$5.35
Class S	Actual	$1,000.00	$711.10	$5.65
	Hypothetical**	$1,000.00	$1,018.60	$6.67

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2014), of 1.05% on Initial Class, and 1.31% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
6

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of
Shares		Value

COMMON STOCKS: 92.3%
Bermuda: 2.6%
107,500	Golar LNG Ltd. (USD)	$3,920,525
474,500	Nabors Industries Ltd. (USD)	6,159,010
3,300	SeaDrill Ltd. (USD)	39,402
		10,118,937
Brazil: 0.0%
1,614,800	Brazilian Resources, Inc. (CAD) * # §	0
Canada: 11.6%
27,022	Agnico-Eagle Mines Ltd.	672,643
69,400	Agrium, Inc. (USD)	6,573,568
284,400	Barrick Gold Corp. (USD)	3,057,300
808,500	Eldorado Gold Corp. (USD)	4,915,680
978,800	First Quantum Minerals Ltd.	13,909,440
446,400	Goldcorp, Inc. (USD)	8,267,328
475,319	Kinross Gold Corp. (USD) *	1,340,400
823,400	New Gold, Inc. (USD) *	3,540,620
37,250	Osisko Gold Royalties Ltd.	525,181
97,016	Yamana Gold, Inc.	391,638
543,700	Yamana Gold, Inc. (USD)	2,185,674
		45,379,472
Kuwait: 1.6%
3,890,609	Kuwait Energy Plc * # § ø	6,342,332
Monaco: 0.4%
180,200	Scorpio Tankers, Inc. (USD)	1,565,938
Norway: 0.3%
99,200	SeaDrill Ltd. #	1,147,760
Switzerland: 5.3%
4,525,165	Glencore Xstrata Plc (GBP) * #	20,887,384
United Kingdom: 3.2%
3,263,700	Afren Plc * #	2,394,863
147,100	Genel Energy Plc * #	1,596,228
892,120	Ophir Energy Plc * #	1,960,410
99,200	Randgold Resources Ltd. (ADR)	6,687,072
		12,638,573
United States: 67.3%
90,900	Advanced Drainage Systems, Inc.	2,088,882
175,300	Anadarko Petroleum Corp.	14,462,250
67,800	Baker Hughes, Inc.	3,801,546
39,700	Cameron International Corp. *	1,983,015
18,200	CF Industries Holdings, Inc.	4,960,228
148,800	Cimarex Energy Co.	15,772,800
125,700	Cloud Peak Energy, Inc. *	1,153,926
284,400	Commercial Metals Co.	4,632,876
147,150	Concho Resources, Inc. *	14,678,212
451,400	Consol Energy, Inc.	15,261,834
56,200	CSX Corp.	2,036,126
52,900	Cummins, Inc.	7,626,593
158,700	Diamondback Energy, Inc. *	9,487,086
51,300	Dril-Quip, Inc. *	3,936,249
158,700	EOG Resources, Inc.	14,611,509
309,200	Freeport-McMoRan Copper & Gold, Inc.	7,222,912
Number of
Shares		Value

United States: (continued)
97,500	Gulfport Energy Corp. *	$4,069,650
302,600	Halliburton Co.	11,901,258
190,100	Kinder Morgan, Inc.	8,043,131
133,900	Laredo Petroleum, Inc. *	1,385,865
431,500	Louisiana-Pacific Corp. *	7,145,640
257,900	Marathon Oil Corp.	7,295,991
41,300	Marathon Petroleum Corp.	3,727,738
87,600	National Oilwell Varco, Inc.	5,740,428
125,650	Newfield Exploration Co. *	3,407,628
117,400	Parsley Energy, Inc. *	1,873,704
291,000	Peabody Energy Corp.	2,252,340
53,300	Phillips 66	3,821,610
97,500	Pioneer Natural Resources Co.	14,512,875
76,100	Royal Gold, Inc.	4,771,470
193,400	Schlumberger Ltd.	16,518,294
54,600	SemGroup Corp.	3,734,094
193,400	SM Energy Co.	7,461,372
207,400	Steel Dynamics, Inc.	4,094,076
203,900	SunEdison, Inc. *	3,978,089
272,800	Superior Energy Services, Inc.	5,496,920
17,000	Union Pacific, Corp.	2,025,210
167,000	United States Steel Corp.	4,465,580
156,700	Valero Energy Corp.	7,756,650
29,800	Westmoreland Coal Co. *	989,658
137,200	Whiting Petroleum Corp. *	4,527,600
		264,712,915
Total Common Stocks (Cost: $386,085,021)		362,793,311
MONEY MARKET FUND: 7.8% (Cost: $30,811,985)
30,811,985	AIM Treasury Portfolio – Institutional Class	30,811,985
Total Investments: 100.1% (Cost: $416,897,006)		393,605,296
Liabilities in excess of other assets: (0.1)%		(343,684)
NET ASSETS: 100.0%		$393,261,612

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

USD — United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $34,328,977 which represents 8.7% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $6,342,332 which represents 1.6% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $6,342,332, or 1.6% of net assets.

See Notes to Financial Statements

7

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

Restricted securities held by the Fund as of December 31, 2014 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Kuwait Energy Plc	08/06/2008	3,890,609	$11,764,893	$6,342,332	1.6%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Energy	59.7%	$234,791,701
Industrials	3.5	13,776,811
Information Technology	1.0	3,978,089
Materials	28.0	110,246,710
Money Market Fund	7.8	30,811,985
	100.0%	$393,605,296

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Bermuda	$10,118,937	$—	$—	$10,118,937
Brazil	—	—	—	—
Canada	45,379,472	—	—	45,379,472
Kuwait	—	—	6,342,332	6,342,332
Monaco	1,565,938	—	—	1,565,938
Norway	—	1,147,760	—	1,147,760
Switzerland	—	20,887,384	—	20,887,384
United Kingdom	6,687,072	5,951,501	—	12,638,573
United States	264,712,915	—	—	264,712,915
Money Market Fund	30,811,985	—	—	30,811,985
Total	$359,276,319	$27,986,645	$6,342,332	$393,605,296

There were no transfers between levels during the year ended December 31, 2014.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2013	$174,535	$10,996,311
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	$(174,535)	(4,653,979)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2014	$—	$6,342,332

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014:

						Impact to
	Value as of					Valuation from
	December 31,		Unobservable Input	Unobservable		an Increase in
	2014	Valuation Technique	Description (1)	Input		Input (2)
Common Stocks
Kuwait	$6,342,332	Market comparable companies	Production Multiple	43.4	x	Increase
			Reserve multiple	6.2	x	Increase

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (Cost $416,897,006)	$393,605,296
Receivables:
Investments sold	10,525
Shares of beneficial interest sold	742,618
Dividends	171,351
Prepaid expenses	5,788
Total assets	394,535,578

Liabilities:
Payables:
Shares of beneficial interest redeemed	278,742
Due to Adviser	325,164
Due to custodian	10,501
Due to Distributor	24,580
Deferred Trustee fees	118,284
Accrued expenses	516,695
Total liabilities	1,273,966
NET ASSETS	$393,261,612

Initial Class Shares:
Net Assets	$275,098,779
Shares of beneficial interest outstanding	10,844,619
Net asset value, redemption and offering price per share	$25.37

Class S Shares:
Net Assets	$118,162,833
Shares of beneficial interest outstanding	4,794,832
Net asset value, redemption and offering price per share	$24.64

Net Assets consist of:
Aggregate paid in capital	$426,776,444
Net unrealized depreciation	(23,291,664)
Accumulated net investment loss	(28,539)
Accumulated net realized loss	(10,194,629)
$393,261,612

See Notes to Financial Statements

9

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

Income:
Dividends (net of foreign taxes withheld of $101,166)		$5,827,565

Expenses:
Management fees	4,659,135
Distribution fees — Class S Shares	346,331
Transfer agent fees — Initial Class Shares	41,598
Transfer agent fees — Class S Shares	24,408
Custodian fees	25,440
Professional fees	62,455
Reports to shareholders	117,077
Insurance	6,955
Trustees’ fees and expenses	13,561
Other	6,929
Total expenses	5,303,889
Net investment income		523,676

Net realized loss on:
Investments		(8,334,031)
Foreign currency transactions and foreign denominated assets and liabilities		(8,027)
Net realized loss		(8,342,058)

Net change in unrealized appreciation (depreciation) on:
Investments		(83,744,167)
Foreign currency transactions and foreign denominated assets and liabilities		46
Net change in unrealized appreciation (depreciation)		(83,744,121)
Net Decrease in Net Assets Resulting from Operations		$(91,562,503)

See Notes to Financial Statements

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$523,676	$944,077
Net realized gain (loss)	(8,342,058)	5,530,768
Net change in unrealized appreciation (depreciation)	(83,744,121)	37,352,321
Net increase (decrease) in net assets resulting from operations	(91,562,503)	43,827,166

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(298,583)	(2,370,818)
Class S Shares	—	(468,880)
	(298,583)	(2,839,698)
Net realized gains
Initial Class Shares	—	(6,777,188)
Class S Shares	—	(1,817,712)
	—	(8,594,900)
Total dividends and distributions	(298,583)	(11,434,598)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	88,736,452	53,276,344
Class S Shares	60,211,464	67,429,463
	148,947,916	120,705,807
Reinvestment of dividends and distributions
Initial Class Shares	298,583	9,148,007
Class S Shares	—	2,286,591
	298,583	11,434,598
Cost of shares redeemed
Initial Class Shares	(88,070,964)	(104,572,301)
Class S Shares	(35,222,555)	(41,518,622)
	(123,293,519)	(146,090,923)
Net increase (decrease) in net assets resulting from share transactions	25,952,980	(13,950,518)
Total increase (decrease) in net assets	(65,908,106)	18,442,050

Net Assets:
Beginning of year	459,169,718	440,727,668
End of year (including accumulated net investment loss of ($28,539) and ($112,750), respectively)	$393,261,612	$459,169,718

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	2,911,808	1,806,442
Shares reinvested	10,006	308,429
Shares redeemed	(2,804,255)	(3,557,223)
Net increase (decrease)	117,559	(1,442,352)

Class S Shares:
Shares sold	1,932,469	2,335,791
Shares reinvested	—	79,039
Shares redeemed	(1,144,681)	(1,446,168)
Net increase	787,788	968,662

See Notes to Financial Statements

11

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$31.39	$29.13	$30.75	$37.67		$29.26
Income from investment operations:
Net investment income (loss)	0.06	0.08 (b)	0.15 (b)	0.04	(b)	(0.01)
Net realized and unrealized gain (loss) on investments	(6.05)	2.95	1.00	(6.09)		8.52
Total from investment operations	(5.99)	3.03	1.15	(6.05)		8.51
Less dividends and distributions from:
Net investment income	(0.03)	(0.20)	(0.18)	(0.42)		(0.11)
Net realized gains	—	(0.57)	(2.59)	(0.45)		—
Total dividends and distributions	(0.03)	(0.77)	(2.77)	(0.87)		(0.11)
Settlement payments from unaffiliated third parties	—	—	—	—		0.01	(c)
Redemption fees	—	—	— (d)	—	(d)	—	(d)
Net asset value, end of year	$25.37	$31.39	$29.13	$30.75		$37.67
Total return (a)	(19.10)%	10.53%	3.39%	(16.45)%		29.23	%(c)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$275,099	$336,763	$354,487	$926,630		$1,162,125
Ratio of gross expenses to average net assets	1.06%	1.09%	1.03%	0.92%		0.97%
Ratio of net expenses to average net assets	1.06%	1.09%	1.03%	0.92%		0.97%
Ratio of net expenses, excluding interest expense, to average net assets	1.06%	1.09%	1.03%	0.92%		0.97%
Ratio of net investment income (loss) to average net assets	0.19%	0.27%	0.50%	0.11%		(0.05)%
Portfolio turnover rate	31%	31%	29%	38%		70%

	Class S Shares
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$30.55	$28.38	$30.10	$36.95		$28.80
Income from investment operations:
Net investment income (loss)	(0.02)	0.01 (b)	0.13 (b)	(0.06	)(b)	0.05
Net realized and unrealized gain (loss) on investments	(5.89)	2.88	0.92	(5.96)		8.17
Total from investment operations	(5.91)	2.89	1.05	(6.02)		8.22
Less dividends and distributions from:
Net investment income	—	(0.15)	(0.18)	(0.38)		(0.08)
Net realized gains	—	(0.57)	(2.59)	(0.45)		—
Total dividends and distributions	—	(0.72)	(2.77)	(0.83)		(0.08)
Settlement payments from unaffiliated third parties	—	—	—	—		0.01	(c)
Redemption fees	—	—	— (d)	—	(d)	—	(d)
Net asset value, end of year	$24.64	$30.55	$28.38	$30.10		$36.95
Total return (a)	(19.35)%	10.30%	3.11%	(16.69)%		28.67	%(c)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$118,163	$122,407	$86,241	$47,818		$25,061
Ratio of gross expenses to average net assets	1.32%	1.34%	1.34%	1.26%		1.36%
Ratio of net expenses to average net assets	1.32%	1.34%	1.34%	1.26%		1.36%
Ratio of net expenses, excluding interest expense, to average net assets	1.32%	1.34%	1.34%	1.26%		1.36%
Ratio of net investment income (loss) to average net assets	(0.06)%	0.03%	0.47%	(0.18)%		(0.39)%
Portfolio turnover rate	31%	31%	29%	38%		70%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class S Shares total return.
(d)	Amount represents less than $0.005 per share

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
13

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund held no derivative instruments during the year ended December 31, 2014.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the year ended December 31, 2014.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 and are reflected in the Financial Highlights.
14

Income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed to, at least until May 1, 2015, waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% for the Initial Class Shares and 1.45% for the Class S Shares. For the year ended December 31, 2014, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $159,114,254 and $139,294,788, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2014 was $418,560,550 and net unrealized depreciation aggregated $24,955,254 of which $55,227,948 related to appreciated securities and $80,183,202 related to depreciated securities.

At December 31, 2014, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$94,062
Accumulated capital losses	(8,535,403)
Other temporary difference	(118,283)
Unrealized depreciation	(24,955,208)
Total	$(33,514,832)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Ordinary income	$298,583	$2,855,232
Long-term capital gains	—	8,579,366
	$298,583	$11,434,598

At December 31, 2014, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Long-Term Capital Losses	Post-Effective No Expiration Short-Term Capital Losses
$5,489,414	$3,045,989

During the year ended December 31, 2014, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $140,882 and decreased accumulated net realized loss on investments by $140,882. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, non-taxable distributions from corporate stocks, and the tax treatment of grantor trusts.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax

15

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

years (tax years ended December 31, 2011-2013), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2014, the aggregate shareholder accounts of four insurance companies own approximately 51%, 21%, 6% and 5% of the Initial Class Shares and four insurance companies own approximately 51%, 29%, 7%, and 7% of the Class S Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—Certain Funds of the Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2014, the Fund had no outstanding borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2014, the Fund had no securities lending activity.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.007 per share from net investment income was declared and paid on January 30, 2015 to shareholders of record of the Initial Class Shares and Class S Shares as of January 29, 2015 with a reinvestment date of January 30, 2015.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Global Hard Assets Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Global Hard Assets Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Global Hard Assets Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2015

17

VAN ECK VIP GLOBAL HARD ASSETS FUND

TAX INFORMATION

(unaudited)

For the 2014 fiscal year, 100% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

18

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2014 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years
Independent Trustees:
Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.
Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.
Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	13	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	68	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.
Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	68	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.
Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
19

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2014 (unaudited) (continued)

Officer’s Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.
Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)
Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.
James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).
Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC an VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by VEAC.
Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.
Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010- September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).
Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
20

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com	VIPGHASAR

ANNUAL REPORT
D E C E M B E R 3 1, 2 0 1 4

Van Eck VIP Trust

Van Eck VIP Long/Short Equity Index Fund

The information contained in the enclosed shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2014.

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.
1

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

(unaudited)

Dear Shareholder:

The Class S shares of the Van Eck VIP Long/Short Equity Index Fund (the “Fund”) gained 1.19% for the 105 day period from its inception on September 17, 2014 to December 31, 2014. The Fund seeks to track, before fees and expenses, the return of the Market Vectors North America Long/Short Equity Index1 (the “Index”). The Index returned 1.44% for the same period.

Fund Review

The Index computation uses a proprietary statistical model to identify a weighted set of indexed exchange-traded funds (ETFs) that reproduce the common returns of a universe of long/short equity hedge funds that invest primarily in equities listed on North American stock exchanges.2 Each month the Fund allocates its assets to long and short positions in the ETFs that the Index model selects. As the Index is constructed so that the sum of its gross long and short exposures always equals exactly 100%, the Fund does not use any leverage.3

Over the first three and a half months of its existence, the Fund allocated its assets to nine different indexed ETFs. On the long side of the portfolio, the largest and most recurring allocations were to ETFs holding portfolios of the S&P 500® Index4 and the Russell 2000 Growth5 and Value6 Indexes. In addition, the Fund held smaller episodic allocations to portfolios corresponding to the S&P 500® Growth7 and Value8 Indexes and a high-yield bond index. The Fund also held a short position in a consumer staples index ETF.

The largest contributors to performance during the period were long exposure to ETFs that track the S&P 500 Index and the Russell 2000 Growth Index. The largest detractor to performance was the ETF that tracks a consumer staples index.

Outlook

During 2014, the number of ETFs satisfying the minimum liquidity criteria for inclusion in the Index increased steadily.9 Going forward, this increase in eligible ETFs should help improve the accuracy of the Index calculation in identifying the common exposures of the hedge funds it analyzes. Greater accuracy in the index calculation should also aid the Fund’s ability to deliver its investment objective, capturing the systematic returns of North America-focused long/short equity hedge funds.

The Fund is subject to market risk, including possible loss of principal. Because the Fund is a “fund-of-funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange-traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the fund will lose value. Because the Adviser relies heavily on proprietary quantitative models, the Fund is also subject to model and data risk. Please see the prospectus for information on these and other risk considerations.

2

We look forward to your participation in the Van Eck VIP Long/Short Equity Index Fund and to helping you meet your investment needs in the future.

Marc S. Freed	Benjamin M. McMillan
Portfolio Manager	Deputy Portfolio Manager

January 26, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	Market Vectors North America Long/Short Equity Index (MVLSNATR) is constructed using a rules based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True a®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.
[2]	“North American” means U.S. and Canadian exchanges only.
[3]	The Fund never holds any positions on margin, i.e., it never borrows money to pay for its positions. It also does not lend its holdings to other investors.
[4]	S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.
[5]	Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.
[6]	Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe.
[7]	The S&P 500® Growth Index measures the performance of the large-capitalization growth sector in the U.S. equity market.
[8]	The S&P 500® Value Index measures the performance of the large-capitalization value sector in the U.S. equity market.
[9]	ETFs included in the MVLSNATR must have a market capitalization of more than $50 million, a three month daily trading value in excess of $1 million for at least three consecutive months, and a monthly trading volume of at least 250,000 shares for at least six consecutive months.
3

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.	Hypothetical Growth of $10,000 (Since Inception: Class S)

	Fund
Total Return 12/31/14	Class S	MVLSNATR	S&P 500
Life (since 9/17/14)	1.19%	1.44%	3.46%

Inception date for the Van Eck VIP Long/Short Equity Index Fund was 9/17/14 (Class S).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Market Vectors North America Long/Short Equity Index (MVLSNATR) seeks to capture the systematic returns (beta) of North American focused long/short equity hedge funds. The index employs a patented rating and ranking system that filters out funds with low beta as compared to their hedge fund peer group. The index is constructed using transparent, liquid ETFs to produce hedge fund-style returns.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

4

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Long/Short Equity Index Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period* July 1, 2014– December 31, 2014
Actual	$1,000.00	$1,011.90	$4.47
Hypothetical**	$1,000.00	$1,010.08	$4.47

*	Expenses are equal to the Fund’s annualized expense ratio (for the period from September 17, 2014 (commencement of operations) to December 31, 2014), of 1.53% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
5

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

EXCHANGE TRADED FUNDS: 74.2%
1,265	iShares Russell 2000 ETF	$151,383
2,404	iShares S&P 500 Growth ETF	268,286
3,663	iShares S&P 500 Value ETF	343,479
Total Exchange Traded Funds (Cost: $763,556)		763,148

Principal Amount
SHORT-TERM INVESTMENTS: 31.3%
Government Obligations: 19.4% (Cost: $200,000) (a)
$200,000	United States Treasury Bill 0.01%, 01/08/15	200,000
Number of Shares		Value

Money Market Fund: 11.9% (Cost: $122,309)
122,309	AIM Treasury Portfolio – Institutional Class	$122,309
Total Short-term Investments (Cost: $322,309)		322,309
Total Investments: 105.5% (Cost: $1,085,865)		1,085,457
Liabilities in excess of other assets: (5.5)%		(56,726)
NET ASSETS: 100.0%		$1,028,731
SECURITIES SOLD SHORT: (21.8)%
Exchange Traded Funds: (21.8)%
(3,797)	Consumer Staples Select Sector SPDR Fund	(184,117)
(993)	Vanguard FTSE Emerging Markets ETF	(39,740)
Total Securities Sold Short (Proceeds: $(215,815))		$(223,857)

(a)	All or a portion of these securities are segregated for securities sold short. Total value of the securities segregated, including cash on deposit with broker, is $263,245.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Exchange Traded Funds	70.3%	$763,148
Government	18.4	200,000
Money Market Fund	11.3	122,309
	100.0%	$1,085,457

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$ 763,148	$ —	$ —	$ 763,148
Short-term Investments	122,309	200,000	—	322,309
Total	$ 885,457	$ 200,000	$ —	$ 1,085,457

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$ (223,857)	$ —	$ —	$ (223,857)

See Notes to Financial Statements

6

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (Cost $1,085,865)	$1,085,457
Deposits with broker for securities sold short	163,245
Receivables:
Investments sold	506,298
Due from Adviser	27,896
Dividends	911
Total assets	1,783,807

Liabilities:
Securities sold short (Proceeds $215,815)	223,857
Payables:
Investments purchased	494,433
Due to Distributor	215
Deferred Trustee fees	10
Accrued expenses	36,561
Total liabilities	755,076
NET ASSETS	$1,028,731
Shares of beneficial interest outstanding	40,421
Net asset value, redemption and offering price per share	$25.45

Net Assets consist of:
Aggregate paid in capital	$1,016,714
Net unrealized depreciation	(8,449)
Undistributed net investment income	2,126
Accumulated net realized gain	18,340
$1,028,731

See Notes to Financial Statements

7

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF OPERATIONS

For the Period September 17, 2014(a) Through December 31, 2014

Income:
Dividends		$6,564

Expenses:
Management fees	1,867
Distribution fees	718
Transfer agent fees	1,542
Custodian fees	2,690
Professional fees	29,549
Reports to shareholders	24,285
Trustees’ fees and expenses	54
Dividends on securities sold short	1,709
Other	509
Total expenses	62,923
Waiver of management fees	(1,867)
Expenses assumed by the Adviser	(56,618)
Net expenses		4,438
Net investment income		2,126

Net realized gain (loss) on:
Investments		19,349
Securities sold short		(1,009)
Net realized gain		18,340

Net change in unrealized appreciation (depreciation) on:
Investments		(407)
Securities sold short		(8,042)
Net change in unrealized appreciation (depreciation)		(8,449)
Net Increase in Net Assets Resulting from Operations		$12,017

(a)	Commencement of operations

See Notes to Financial Statements

8

STATEMENT OF CHANGES IN NET ASSETS

For the Period September 17, 2014(a) through December 31, 2014
Operations:
Net investment income	$2,126
Net realized gain	18,340
Net change in unrealized appreciation (depreciation)	(8,449)
Net increase in net assets resulting from operations	12,017

Share transactions*:
Proceeds from sale of shares	1,016,714
Total increase in net assets	1,028,731

Net Assets:
Beginning of period	—
End of period (including undistributed net investment income of $2,126)	$1,028,731

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	40,421

(a)	Commencement of operations

See Notes to Financial Statements

9

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	For the Period September 17, 2014 (a) through December 31, 2014
Net asset value, beginning of period	$25.15
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain on investments	0.25
Total from investment operations	0.30
Net asset value, end of period	$25.45
Total return (b)	1.19	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,029
Ratio of gross expenses to average net assets (e)	21.70	%(d)
Ratio of net expenses to average net assets (e)	1.53	%(d)
Ratio of net expenses, excluding dividends on securities sold short, to average net assets (e)	0.95	%(d)
Ratio of net investment income to average net assets (e)	0.73	%(d)
Portfolio turnover rate	276	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Long/Short Equity Index Fund (the “Fund”) is a non-diversified series of the Trust and seeks total return by maintaining long and short positions in exchange traded products. The Fund currently offers a single class of shares: Class S Shares. The Fund commenced operations on September 17, 2014.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
11

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at December 31, 2014 are reflected in the Schedule of Investments.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the period ended December 31, 2014.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the period ended December 31, 2014.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned.
12

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and pays monthly based on annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2016, to waive management fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% of the Fund’s average daily net assets. For the period ended December 31, 2014, the Adviser waived management fees in the amount of $1,867 and assumed other expenses of $56,618. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the period ended December 31, 2014, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $2,557,041 and $1,812,835, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated $18,536 and $233,341, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2014 was $1,085,994 and net unrealized depreciation aggregated $537 of which $537 related to depreciated securities.

At December 31, 2014, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$21,485
Other temporary difference	(10)
Unrealized depreciation	(9,458)
Total	$12,017

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the Fund did not incur any interest or penalties.

Note 7—Concentration Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities.

At December 31, 2014, the Adviser owns approximately 98% of the Fund’s outstanding shares of beneficial interest.

13

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2014, the Fund had no securities lending activity.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.053 per share from net investment income was declared and paid on January 30, 2015 to shareholders of record of the Class S Shares as of January 29, 2015 with a reinvestment date of January 30, 2015. Additionally, a distribution of $0.463 per share from short-term capital gains was declared and paid on January 30, 2015 to shareholders of record of the Class S Shares as of January 29, 2015 with a reinvestment date of January 30, 2015.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Long/Short Equity Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Long/Short Equity Index Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 17, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Long/Short Equity Index Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period from September 17, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2015

15

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2014 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	13	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	68	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	68	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
16

BOARD OF TRUSTEES AND OFFICERS

December 31, 2014 (unaudited) (continued)

Officer’s Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC an VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010- September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
17

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com	VIPLSE

ANNUAL REPORT
D E C E M B E R 3 1, 2 0 1 4

Van Eck VIP Trust

Van Eck VIP Multi-Manager Alternatives Fund

The information contained in the enclosed shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2014.

VAN ECK VIP TRUST

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.
1

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) returned -0.97% for the 12 month period ended December 31, 2014. The Fund underperformed the HFRX Global Hedge Fund Index1 (HFRXGL), which returned -0.58% for the year.

The Fund’s trailing 180-day volatility for 2014 remained near the Investment Committee’s target of 5%. The Fund’s largest contributors to performance were in the allocations to market neutral, volatility, and long/short equity strategies. The largest detractors from the Fund’s performance were in the allocations to fixed income, global macro, and multi-strategy investment strategies.‡

Market Review

The U.S. equity market extended its sixth year of gains in 2014 as the S&P 500® Index2 returned an impressive 13.69%. This brings the cumulative total return of the S&P 500 Index, from the market low on March 9, 2009 to December 31, 2014, to 244.23%. Within domestic equities, there was significant dispersion in returns with large cap stocks outperforming small cap stocks by 8.34%. The Russell 10003 and Russell 20004 indices were used as proxies for both large and small cap stocks, respectively.

During the year the markets experienced an uptick in volatility because of geopolitical risks in Ukraine and the Middle East, and most recently falling oil prices. The price of barrel of oil, as measured by the WTI Crude futures contracts, reached a calendar-year high of over $107, but finished the year at $53.27. Falling energy prices weighed heavily on companies that are involved in the development and production of energy products, with the S&P Energy Select Sector Index5 returning -20.04% in the second half of the year. Declining energy prices also adversely affect the economies of many emerging market countries and contributed to the MSCI Emerging Markets Index6 decline of 1.82% for the calendar-year return and -7.65% return of the second half of 2014.

The U.S. Federal Reserve (the “Fed”) moved forward with the reduction of its asset purchase program throughout the year and policy-watchers continued to speculate on when short-term interest rates would began to rise. The yields on 3-month U.S. Treasury bills have remained near zero as a result of the Fed’s effort to stimulate economic activity and maintain its long-term inflation target of 2%. The yield on the U.S. 10-year Treasury note declined from a high of 3.03% in the beginning of the year to 2.17% at the end of the year.

Fund Review

We were active in 2014 adjusting the Fund’s allocations. The allocations to Horizon Asset Management, LLC (Horizon), Millrace Asset Group, LLC (Millrace), RiverPark Advisors, LLC (RiverPark), the AQR Managed Futures Fund (AQR), and SW Asset Management, LLC (SW) were removed. These allocations were replaced with an increased allocation to the focused market neutral strategy, a new allocation to Hunting Hill Global Capital, LLC (Hunting Hill), and a new allocation to a strategy that tracks the Market Vectors North America Long/Short Equity Index7 (MVLSNATR).

Hunting Hill is an interesting new addition to the Fund. Hunting Hill was founded in 2010 as a privately held investment management company located in New York City. The Hunting Hill equity arbitrage strategy‡ seeks to exploit temporary market inefficiencies that occur across financial securities due to both macroeconomic shocks and corporate events.

The Fund’s allocation to global macro strategy‡ returned -4.95% vs. 3.16% for the HFRX Macro: Systematic Diversified CTA Index.8 The loss in the macro allocation can be attributed to the timing of the liquidation of AQR. We liquidated the AQR position in March 2014. The decision to liquidate AQR was because we currently favor an allocation to Hunting Hill based on the potential for it to generate performance during periods of heightened volatility. While this may have proved to be the wrong decision in the short-term, as trend-following global macro managers benefited from the sharp decline in the price of oil in late 2014, we are confident in this decision over the long-term.

The Fund’s allocation to event-driven strategy‡ returned -0.48% vs. 3.56% for the Market Vectors Global Event Long/Short Equity Index.9 The largest detractor from performance in the event-driven allocation was Tiburon Capital Management, LLC (Tiburon) with a return of -0.81%. Tiburon’s losses were focused in defensive long put-option contracts on equity market indices, and long equity positions in the consumer discretionary sector. The largest contributors to Tiburon’s performance were short put-option contracts on equity market indices. The allocation to Hunting Hill was added in September and detracted minimally from the performance of the Fund with a total return of -0.55%.

2

The Fund’s allocation to fixed income strategy‡ returned -1.63% vs. -1.77% for the HFRX Fixed Income Credit Index.10 The only fixed income allocation was to SW Asset Management, LLC (SW). The negative returns for SW occurred in the first quarter and were primarily due to both a position in Tristan Oil Ltd., which traded down based on the terms of an arbitration agreement with the Republic of Kazakhstan, and the surprise devaluation of the Argentinian peso. SW was liquidated during the year based on our conviction in other strategies at this point in the market cycle.

The Fund’s allocation to long/short equity strategy‡ returned 6.19% vs. 3.04% for the Market Vectors North America Long/Short Equity Index. Coe Capital Management, LLC (Coe) generated a return of 10.09% and benefited primarily from long equity positions in the industrials, information technology, consumer discretionary, health care and materials sectors, and short positions in the energy and industrials sectors. The second largest contributor in the allocation to long/short equity was a strategy that tracks the MVLSNATR Index with a return of 4.40%. Millrace was the largest detractor from performance in the long/short equity allocation with a return of -2.23%. Both Millrace and RiverPark were liquidated and replaced with the strategy that tracks the MVLSNATR Index.

The Fund’s allocation to market neutral strategy‡ returned 5.48% vs. 3.63% for the HFRX Equity Hedge Equity Market Neutral Index.11 The focused market neutral strategy was the Fund’s only allocation to market neutral and implements a disciplined portfolio construction and risk-management process, with the objective of generating positive and uncorrelated returns, by leveraging the fundamental research from both the Van Eck Hard Assets and Emerging Market Investment teams. The top performing investments in the focused market neutral strategy were to hedged gold equity (15.12%) and energy equity (2.34%) positions. The largest detractors from performance were hedge emerging market equity positions (-4.17%).

The Fund’s allocation to multi-strategy returned -4.89%. Horizon was the Fund’s only multi-strategy sub-adviser and suffered from losses in long equity positions in the consumer discretionary and financials sectors. The losses were offset partially by price appreciation on closed-end bond funds. Horizon was liquidated during the year.

The Fund’s allocation to a volatility premium capture strategy‡ that tracks the Market Vectors US Volatility Premium Capture Index12 returned 10.44%. This strategy seeks to benefit by extracting the risk-premium embedded within certain equity index put-option contracts by selling out-of-the-money put-option contracts on the S&P 500 Index.

The Fund’s directional and tactical trading allocation strategy‡ was a detractor from performance during the year with a return of -8.02%. The losses in the tactical allocation are due to a short position on long-term U.S. Treasury bonds and the Japanese yen. Those losses were partially offset on a position that tracks the inverse performance of the VIX Index.13

Outlook

While 2014 was a challenging period for the Fund, we believe that it is positioned well to perform going forward. We believe that the Fund remains well diversified across alternative strategies, with the ability to provide differentiated returns. We have positioned the Fund to benefit from strategies that seek to generate performance through idiosyncratic, or unique, risk exposures.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small-cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and CMOs. Please see the prospectus for information on these and other risk considerations.

3

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

(unaudited)

We appreciate your investment in the Van Eck VIP Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Stephen H. Scott Co-Portfolio Manager Investment Committee, Co-Chair	Jan F. van Eck Co-Portfolio Manager Investment Committee, Co-Chair

January 28, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	S&P 500® Index consists of 500 widely held common stocks, covering the industrials, utility, financial and transportation sectors.

[3]	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

[4]	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[5]	The S&P Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products.

[6]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging markets countries.

[7]	The Market Vectors North America Long/Short Equity Index seeks to capture the systematic returns (beta) of hedge funds with similar investment styles that invest in the same asset classes and geographic markets.

[8]	The HFRX Macro: Systematic Diversified CTA Index: Systematic Diversified strategies have investment processes typically as function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernible trending behavior. Systematic Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle.

[9]	The Market Vectors® Global Event Long/Short Equity Index seeks to capture the systematic returns (beta) of hedge funds with similar investment styles that invest in the same asset classes and geographic markets.

[10]	The HFRX Fixed-Income Credit Index is a hedge fund benchmark on strategies that utilize a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset-backed, capital structure arbitrage and other relative value and event-driven sub-strategies to realize the spreads of various related credit instruments.
4

[11]	The HFRX Equity Hedge Equity Market Neutral Index: Equity Market Neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Factor-based investment strategies include strategies in which the investment thesis is predicated on the systematic analysis of common relationships between securities. In many but not all cases, portfolios are constructed to be neutral to one or multiple variables, such as broader equity markets in dollar or beta terms, and leverage is frequently employed to enhance the return profile of the positions identified. Statistical Arbitrage/Trading strategies consist of strategies in which the investment thesis is predicated on exploiting pricing anomalies which may occur as a function of expected mean reversion inherent in security prices; high frequency techniques may be employed and trading strategies may also be employed on the basis on technical analysis or opportunistically to exploit new information the investment manager believes has not been fully, completely or accurately discounted into current security prices. Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

[12]	The Market Vectors® Volatility Premium Capture Index is designed to systematically harvest put-options risk premiums on the SPDR S&P 500 ETF by selling levered uncovered put-option contracts, one standard deviation out of the money to help manage risk. The positions are collateralized with short-term U.S. Treasuries.

[13]	The CBOE Volatility Index - VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge”.

‡	Strategy Definitions

A long/short equity strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

A market neutral strategy combines long and short equity positions to seek to keep its exposure to overall market risk very low. Such a strategy takes long positions in those securities believed to have attractive appreciation potential while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy is typically constructed to attempt to be beta-neutral and attempts to control one or more industry, sector, market capitalization or other potential market bias exposure.

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations, or macro-events that create pricing opportunities across securities.

Global macro and emerging markets strategy seeks to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Fixed income strategies buy and short different debt securities.

Directional and tactical trading attempts to exploit broad market trends in equities, interest rates or commodity prices.

An equity arbitrage strategy will the simultaneously purchase and sell of an asset in order to profit from a difference in the price. It is a trade that profits by exploiting price differences of identical or similar financial instruments, on different markets or in different forms. Arbitrage exists as a result of market inefficiencies; it provides a mechanism to ensure prices do not deviate substantially from fair value for long periods of time.

A volatility premium capture strategy involves selling exchange-listed put options on a variety of securities or instruments related to a securities index, such as the S&P 500 Index. The securities or instruments on which the Fund may sell put options include ETFs that seek to track the relevant index and futures contracts on the index. The strategy seeks to benefit from consistently harvesting put option premiums across market cycles, as represented by the index.
5

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Average Annual Total	Fund
Return 12/31/2014	Initial Class	HFRXGL	S&P 500
One Year	(0.97)%	(0.58)%	13.69%
Five Year	1.60%	1.04%	15.45%
Ten Year	1.94%	0.70%	7.67%

Average Annual Total	Fund
Return 12/31/2014	Class S	HFRXGL	S&P 500
One Year	(1.27)%	(0.58)%	13.69%
Life (since 4/30/12)	0.89%	2.33%	18.13%

Inception date for the Van Eck VIP Multi-Manager Alternatives Fund was 5/1/03 (Initial Class) and 4/30/12 (Class S).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund (HFRXGL) Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

6

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Multi-Manager Alternatives Fund

		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period* July 1, 2014 - December 31, 2014
Initial Class	Actual	$1,000.00	$ 979.60	$10.73
	Hypothetical**	$1,000.00	$1,014.37	$10.92
Class S	Actual	$1,000.00	$ 977.60	$12.01
	Hypothetical**	$1,000.00	$1,013.06	$12.23

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2014), of 2.15% on Initial Class, and 2.41% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
7

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 41.3%

Automobiles & Components: 0.1%
148	Cooper Tire & Rubber Co.	$5,128
2,200	Guangzhou Automobile Group Co. Ltd. (HKD)	1,986
		7,114
Banks: 2.5%
1,120	China CITIC Bank Corp. Ltd. (HKD)	891
539	Credicorp Ltd.	86,334
7,510	ICICI Bank Ltd.	86,740
12,413	Kasikornbank PCL (NVDR) (THB) #	85,851
		259,816
Capital Goods: 1.5%
233	Alliant Techsystems, Inc.	27,086
1,795	Enphase Energy, Inc. *	25,651
3,360	First Tractor Co. Ltd. (HKD)	2,464
99	Ingersoll-Rand Plc	6,276
10,490	Metallurgical Corp of China Ltd. (HKD)	3,469
569	Quanta Services, Inc. *	16,154
7,680	Shanghai Electric Group Co. Ltd. (HKD)	4,068
6,140	Shenji Group Kunming Machine Tool Co. Ltd. (HKD) *	2,558
166	Stanley Black & Decker, Inc.	15,949
295	Trex Co., Inc. *	12,561
190	Wabtec Corp.	16,509
208	Watsco, Inc.	22,256
778	Zhengzhou Coal Mining Machinery Group Co. Ltd. (HKD)	486
		155,487
Commercial & Professional Services: 0.7%
920	Dongjiang Environmental Co. Ltd. (HKD)	3,216
622	KAR Auction Services, Inc.	21,552
31	Mobile Mini, Inc.	1,256
705	On Assignment, Inc. *	23,399
624	The ADT Corp.	22,608
3,320	Tianjin Capital Environmental Protection Group Co. Ltd. (HKD)	2,216
		74,247
Consumer Durables & Apparel: 0.1%
20,590	Guinness Peat Group Plc *	7,225
123	Skechers USA, Inc. *	6,796
		14,021
Consumer Services: 1.1%
464	Bob Evans Farms, Inc.	23,748
266	Brinker International, Inc.	15,612
1,201	Krispy Kreme Doughnuts, Inc. *	23,708
1,134	Pinnacle Entertainment, Inc. *	25,232
50	Royal Caribbean Cruises Ltd.	4,122
633	Sonic Corp.	17,237
		109,659
Consumer Staples: 0.1%
255	SABMiller Plc (GBP)	13,293
Diversified Financials: 0.1%
546	NorthStar Asset Management Group, Inc.	12,323
Energy: 7.4%
869	Anadarko Petroleum Corp.	71,692
42	BreitBurn Energy Partners LP	294
1,389	Calumet Specialty Products Partners LP	31,127
2,250	China Coal Energy Co. Ltd. (HKD)	1,407
Number of Shares		Value

Energy: (continued)
616	Cimarex Energy Co.	$65,296
723	Concho Resources, Inc. *	72,119
1,910	Consol Energy, Inc.	64,577
762	EOG Resources, Inc.	70,157
1,214	Halliburton Co.	47,747
2,294	Marathon Oil Corp.	64,897
728	Marathon Petroleum Corp.	65,709
1,035	National Oilwell Varco, Inc.	67,824
467	Pioneer Natural Resources Co.	69,513
154	Range Resources Corp.	8,231
805	Schlumberger Ltd.	68,755
20	TPT Acquisition, Inc. * # § ø	195
5,060	Yanzhou Coal Mining Co. Ltd. (HKD)	4,294
		773,834
Food & Staples Retailing: 1.1%
9,426	J Sainsbury Plc (GBP)	35,995
1,639	Magnit OAO (GDR) Reg S	74,411
		110,406
Food, Beverage & Tobacco: 0.6%
297	Molson Coors Brewing Co.	22,132
262	PepsiCo, Inc.	24,775
612	Vector Group Ltd.	13,042
		59,949
Health Care Equipment & Services: 0.5%
398	Abaxis, Inc.	22,618
716	Abbott Laboratories	32,234
		54,852
Insurance: 1.4%
875	Assured Guaranty Ltd.	22,741
7,400	BB Seguridade Participacoes SA #	89,296
1,054	FNF Group	36,310
		148,347
Materials: 10.4%
11,997	Alamos Gold, Inc. (CAD)	85,708
6,620	Aluminum Corp of China Ltd. (HKD) *	3,045
176	Ashland, Inc.	21,078
24,937	AuRico Gold, Inc.	81,793
51,111	B2Gold Corp. *	82,800
3,620	BBMG Corp. (HKD)	3,019
154	Berry Plastics Group, Inc. *	4,859
4,080	China Molybdenum Co. Ltd. (Class H) (HKD)	2,364
12,260	Chongqing Iron & Steel Co. Ltd. (HKD) *	2,704
1,227	Consumers Packaging, Inc. *	26,324
13,094	Eldorado Gold Corp.	79,612
21,817	Fortuna Silver Mines, Inc. (CAD) *	99,151
4,421	Goldcorp, Inc.	81,877
34,422	Guyana Goldfields, Inc. (CAD) *	83,551
1,167	Headwaters, Inc. *	17,493
6,260	Maanshan Iron and Steel Co. Ltd. (Class H) (HKD) *	1,864
1,099	MAG Silver Corp. *	8,957
1,355	Randgold Resources Ltd. (ADR)	91,341
35,953	Rio Alto Mining Ltd. (CAD) *	87,268
13,680	Sinopec Shanghai Petrochemical Co. Ltd. (HKD)	4,021
60	SunCoke Energy, Inc.	1,160
6,518	Tahoe Resources, Inc.	90,405
786	The Dow Chemical Co.	35,849

See Notes to Financial Statements

8

Number of Shares		Value

Materials: (continued)
76,687	Torex Gold Resources, Inc. (CAD) *	$81,189
13,540	Zijin Mining Group Ltd. (HKD)	3,846
		1,081,278
Media: 2.6%
1,443	Gray Television, Inc. *	16,162
986	National CineMedia, Inc.	14,169
4,000	News Corp. *	60,320
1,087	News Corp. *	17,055
578	Tribune Co. *	34,547
3,581	Twenty-First Century Fox, Inc.	132,103
		274,356
Pharmaceuticals, Biotechnology: 0.9%
229	BioMarin Pharmaceutical, Inc. *	20,702
605	Mylan, Inc. *	34,104
420	Pfizer, Inc.	13,083
631	Zoetis, Inc.	27,152
		95,041
Real Estate: 0.9%
10,920	Beijing North Star Co. Ltd. (HKD)	3,463
39,700	China Vanke Co. Ltd. (HKD) * #	87,865
		91,328
Retailing: 1.6%
1,278	ANN, Inc. *	46,621
1,080	Chico’s FAS, Inc.	17,507
43	Dillard’s, Inc.	5,383
920	FTD Cos, Inc. *	32,034
150	Genesco, Inc. *	11,493
3,041	JC Penney Co., Inc. *	19,706
471	MarineMax, Inc. *	9,444
268	Monro Muffler Brake, Inc.	15,490
98	The Home Depot, Inc.	10,287
		167,965
Semiconductor: 1.7%
488	Monolithic Power Systems, Inc.	24,273
1,351	RF Micro Devices, Inc. *	22,413
568	Skyworks Solutions, Inc.	41,299
3,989	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	89,274
319	Tower Semiconductor Ltd. *	4,252
		181,511
Software & Services: 2.1%
395	Baidu, Inc. (ADR) *	90,048
102	Euronet Worldwide, Inc. *	5,600
360	InterActiveCorp.	21,884
6,000	Tencent Holdings Ltd. (HKD) #	86,814
354	Yahoo!, Inc. *	17,881
		222,227
Technology Hardware & Equipment: 1.6%
1,371	ADTRAN, Inc.	29,888
1,228	CDC Corp. * # §	553
1,056	Ciena Corp. *	20,497
159	Coherent, Inc. *	9,654
883	Ingram Micro, Inc. *	24,406
1,405	Jabil Circuit, Inc.	30,671
2,100	Nanjing Panda Electronics Co. Ltd. (HKD)	1,628
383	OSI Systems, Inc. *	27,105
145	Rogers Corp. *	11,809
Number of Shares		Value

Technology Hardware & Equipment: (continued)
127	Super Micro Computer, Inc. *	$4,430
23,336	Trident Microsystems, Inc. * # §	525
		161,166
Telecommunication Services: 0.9%
2,863	8x8, Inc. *	26,225
306	Cogent Communications Group, Inc.	10,829
227	Globalstar, Inc. *	624
1,482	RingCentral, Inc. *	22,111
1,222	Sprint Corp. *	5,071
256	Telephone & Data Systems, Inc.	6,464
573	Verizon Communications, Inc.	26,805
		98,129
Transportation: 1.2%
738	American Airlines Group, Inc.	39,579
860	Anhui Expressway Co. Ltd. (HKD)	576
3,665	China COSCO Holdings Co. Ltd. (HKD) *	1,800
2,730	China Shipping Container Lines Co. Ltd. (HKD) *	854
6,000	China Southern Airlines Co. Ltd. (HKD)	2,842
6,860	Dalian Port PDA Co. Ltd. (HKD)	2,244
309	Hawaiian Holdings, Inc. *	8,049
1,056	Hertz Global Holdings, Inc. *	26,337
325	Knight Transportation, Inc.	10,940
67	Landstar System, Inc.	4,860
2,080	Shenzhen Expressway Co. Ltd. (HKD)	1,392
4,720	Sichuan Expressway Co. Ltd. (HKD)	2,003
604	XPO Logistics, Inc. *	24,692
		126,168
Utilities: 0.2%
9,220	Datang International Power Generation Co. Ltd. (HKD)	4,978
14,400	Huaneng Power International, Inc. (HKD)	19,495
		24,473
Total Common Stocks (Cost: $4,370,244) (a)		4,316,990

REAL ESTATE INVESTMENT TRUSTS: 0.5%

Real Estate: 0.5%
1,862	NorthStar Realty Finance Corp.	32,734
1,297	Winthrop Realty Trust	20,220
Total Real Estate Investment Trusts (Cost: $51,193) (a)		52,954

Principal
Amount

CORPORATE BONDS: 2.6%

Basic Materials: 0.0%
$51,000	Momentive Performance Materials, Inc. 11.50%, 02/09/15 (c) (d) *	786
Communications: 0.5%
32,000	Alaska Communications Systems Group, Inc. 6.25%, 05/01/18	30,440
21,000	United States Cellular Corp. 6.70%, 12/15/33	20,732
		51,172
Consumer, Cyclical: 1.3%
24,851	Chukchansi Economic Development Authority 10.25%, 05/30/16 (c) 144A	15,283

See Notes to Financial Statements

9

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Consumer, Cyclical: (continued)
$40,000	Claire’s Stores, Inc. 8.88%, 03/15/15 (c)	$32,600
32,000	JC Penney Corp., Inc. 5.65%, 06/01/20	24,960
42,600	Neebo, Inc. 15.00%, 02/09/15 (c) 144A	44,304
26,000	The Bon-Ton Department Stores, Inc. 10.63%, 02/09/15 (c)	26,000
		143,147
Energy: 0.1%
14,000	EPL Oil & Gas, Inc. 8.25%, 02/15/15 (c)	10,710
Financial: 0.4%
150,000	Banco Cruzeiro do Sul SA 8.50%, 02/20/15 (d) * # Reg S	41,250
Industrial: 0.3%
	Tervita Corp.
14,000	8.00%, 11/15/15 (c) 144A	12,040
28,000	10.88%, 11/15/15 (c) 144A	17,220
		29,260
Total Corporate Bonds (Cost: $308,832) (a)		276,325

Number of Shares

CLOSED-END FUND: 0.4% (Cost: $40,881)
2,417	ASA Gold and Precious Metals Ltd. *	43,585
EXCHANGE TRADED FUNDS: 12.2%
306	Deutsche X-trackers 2010 Target Date ETF	7,644
110	Deutsche X-trackers 2020 Target Date ETF	3,086
3,200	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	119,072
68	Deutsche X-trackers In Target Date ETF	1,972
238	Global X MSCI Nigeria ETF	2,516
1,517	iShares Russell 2000 ETF	181,539
2,894	iShares S&P 500 Growth ETF	322,970
4,422	iShares S&P 500 Value ETF	414,651
300	Kraneshares E Fund China Commercial Paper ETF	10,437
439	Market Vectors ChinaAMC A-Share ETF ‡ *	19,619
4,424	VelocityShares Daily Inverse VIX Short Term ETN *	137,763
2,392	WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	55,207
Total Exchange Traded Funds (Cost: $1,270,931) (a)		1,276,476
OPTIONS PURCHASED: 0.3%
1,200	Activision Blizzard, Inc. Call ($20, expiring 02/20/15)	1,428
200	BioMarin Pharmaceutical, Inc. Put ($80, expiring 01/17/15)	40
1,200	CBOE SPX Volatility Call ($18, expiring 01/21/15)	2,484
3,200	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF Put ($40, expiring 01/17/15)	10,240
Number of Shares		Value

OPTIONS PURCHASED: (continued)
300	Energy Select Sector SPDR Fund Put ($75, expiring 01/17/15)	$180
600	iPATH S&P 500 VIX Short-Term Futures ETN Call ($34, expiring 01/17/15)	846
3,600	iShares 20+ Year Treasury Bond ETF Put ($105, expiring 01/17/15)	36
1,900	iShares MSCI EAFE ETF Put ($63, expiring 01/17/15)	3,325
1,100	iShares Russell 2000 ETF Put ($111, expiring 02/20/15)	1,463
1,500	JC Penney Co., Inc. Put ($8, expiring 01/17/15)	2,235
1,300	Lorillard, Inc. Call ($63, expiring 03/20/15)	3,744
600	Lorillard, Inc. Call ($60, expiring 03/20/15)	3,012
1,600	Materials Select Sector SPDR Fund Put ($46, expiring 01/17/15)	256
1,800	Powershares QQQ Trust Series 1 Put ($99, expiring 01/17/15)	900
2,300	United States Oil Fund LP Call ($28, expiring 01/17/15)	23
Total Options Purchased (Cost: $47,787)		30,212
MONEY MARKET FUND: 34.2% (Cost: $3,571,356)
3,571,356	AIM Treasury Portfolio - Institutional Class	3,571,356
Total Investments: 91.5% (Cost: $9,661,224)		9,567,898
Other assets less liabilities: 8.5%		888,789
NET ASSETS: 100.0%		$10,456,687
SECURITIES SOLD SHORT: (36.8)%

COMMON STOCKS: (5.0)%

Capital Goods: (0.5)%
(412)	American Woodmark Corp. *	(16,660)
(515)	FreightCar America, Inc.	(13,550)
(191)	GATX Corp.	(10,990)
(494)	Rush Enterprises, Inc. *	(15,833)
		(57,033)
Consumer Durables & Apparel: (0.2)%
(151)	Brunswick Corp.	(7,740)
(28)	Oxford Industries, Inc.	(1,546)
(385)	Steven Madden Ltd. *	(12,255)
		(21,541)
Consumer Services: (0.1)%
(277)	Bob Evans Farms, Inc.	(14,177)
Diversified Financials: (0.1)%
(79)	Credit Acceptance Corp. *	(10,776)
Energy: (0.1)%
(356)	Crestwood Midstream Partners LP	(5,404)
Food, Beverage & Tobacco: (0.1)%
(212)	Dr Pepper Snapple Group, Inc.	(15,196)

See Notes to Financial Statements

10

Number of Shares		Value

Health Care Equipment & Services: (0.2)%
(281)	Computer Programs & Systems, Inc.	$(17,071)
(164)	Cynosure, Inc. *	(4,497)
		(21,568)
Household & Personal Products: (0.2)%
(151)	Kimberly-Clark Corp.	(17,447)
Materials: (0.0)%
(153)	LSB Industries, Inc. *	(4,810)
Media: (1.9)%
(4,000)	News Corp. *	(62,760)
(3,581)	Twenty-First Century Fox, Inc.	(137,528)
		(200,288)
Retailing: (0.2)%
(38)	Rent-A-Center, Inc.	(1,380)
(614)	Select Comfort Corp. *	(16,596)
		(17,976)
Semiconductor: (0.5)%
(504)	Power Integrations, Inc.	(26,077)
(433)	Silicon Laboratories, Inc. *	(20,619)
		(46,696)
Software & Services: (0.4)%
(309)	ACI Worldwide, Inc. *	(6,233)
(89)	Alibaba Group Holding Ltd. *	(9,251)
(482)	Pegasystems, Inc.	(10,011)
(875)	The Western Union Co.	(15,671)
		(41,166)
Technology Hardware & Equipment: (0.3)%
(2,506)	Emulex Corp. *	(14,209)
(328)	Harmonic, Inc. *	(2,299)
(904)	QLogic Corp. *	(12,041)
		(28,549)
Utilities: (0.2)%
(361)	Huaneng Power International, Inc.	(19,555)
Total Common Stocks (Proceeds: $(509,455))		(522,182)

Principal Amount

CORPORATE BONDS: (0.3)% (Proceeds: $(31,388))
Communications: (0.3)%
$(30,000)	IAC/InterActiveCorp. 4.88%, 11/30/18 (c)	(30,675)
EXCHANGE TRADED FUNDS: (31.5)%
(190)	Consumer Discretionary Select Sector SPDR Fund	(13,709)
(4,807)	Consumer Staples Select Sector SPDR Fund	(233,092)
(224)	Deutsche X-trackers 2030 Target Date ETF	(6,619)
(11,399)	Energy Select Sector SPDR Fund	(902,345)
(176)	Global X MSCI Nigeria ETF	(1,860)
Number of Shares		Value

EXCHANGE TRADED FUNDS: (continued)
(261)	Industrial Select Sector SPDR Fund	$(14,765)
(18,780)	iShares MSCI Emerging Markets ETF	(737,866)
(283)	iShares Russell 2000 ETF	(33,867)
(366)	iShares Silver Trust *	(5,512)
(439)	Market Vectors ChinaAMC A-Share ETF ‡ *	(19,619)
(31,670)	Market Vectors Gold Miners ETF ‡	(582,095)
(12,990)	Market Vectors Junior Gold Miners ETF ‡	(310,851)
(1,302)	Market Vectors Semiconductor ETF ‡	(71,115)
(257)	Materials Select Sector SPDR Fund	(12,485)
(188)	Powershares QQQ Trust, Series 1	(19,411)
(1,809)	SPDR Barclays High Yield Bond ETF	(69,846)
(1,027)	SPDR S&P 500 ETF Trust	(211,049)
(1,196)	Vanguard FTSE Emerging Markets ETF	(47,864)
Total Exchange Traded Funds (Proceeds: $(3,623,389))		(3,293,970)
Total Securities Sold Short (Proceeds: $(4,164,232))		$(3,846,827)
WRITTEN OPTIONS: (0.4)%
(1,000)	Activision Blizzard, Inc. Put ($21, expiring 02/20/15)	$(1,500)
(200)	BioMarin Pharmaceutical, Inc. Call ($95, expiring 01/17/15)	(310)
(1,200)	CBOE SPX Volatility Call ($25, expiring 01/21/15)	(1,020)
(3,200)	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF Call ($40, expiring 01/17/15)	(1,120)
(300)	Energy Select Sector SPDR Fund Put ($69, expiring 06/19/15)	(633)
(600)	iPATH S&P 500 VIX Short-Term Futures ETN Call ($39, expiring 01/17/15)	(450)
(700)	iShares MSCI EAFE ETF Put ($59, expiring 01/17/15)	(224)
(600)	iShares Russell 2000 ETF Put ($102, expiring 01/17/15)	(72)
(600)	Lorillard, Inc. Put ($53, expiring 03/20/15)	(489)
(1,200)	Lorillard, Inc. Put ($50, expiring 03/20/15)	(792)
(1,800)	Powershares QQQ Trust Series 1 Put ($93, expiring 01/17/15)	(252)
(400)	S&P500 EMINI OPTN Put ($1,875, expiring 02/20/15)	(4,000)
(400)	S&P500 EMINI OPTN Put ($1,975, expiring 02/20/15)	(10,100)
(400)	S&P500 EMINI OPTN Put ($2,000, expiring 02/20/15)	(12,600)
(400)	S&P500 EMINI OPTN Put ($2,000, expiring 01/16/15)	(5,100)
Total Written Options (Premiums received: $(42,862))		$(38,662)

See Notes to Financial Statements

11

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
NVDR	—	Non-Voting Depositary Receipt
THB	—	Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $8,545,554.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $392,349 which represents 3.8% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $1,273 which represents 0.0% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $195, or 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $88,847, or 0.8% of net assets.

Restricted securities held by the Fund as of December 31, 2014 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
TPT Acquisition, Inc.	10/02/2012	20	$2,329	$195	0.0%

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2014 is set forth below:

Affiliates	Value as of December 31, 2013	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of December 31, 2014
Market Vectors ChinaAMC A-Share ETF	$—	$227,741	$221,854	$9,186	$—	$19,619
Market Vectors ChinaAMC A-Share ETF(1)	—	—	15,154	—	—	(19,619)
Market Vectors Egypt Index ETF	—	247,793	243,390	(4,403)	—	—
Market Vectors Gold Miners ETF	—	5,387	5,766	379	—	—
Market Vectors Gold Miners ETF(1)	(292,723)	313,597	745,537	34,614	—	(582,095)
Market Vectors Junior Gold Miners ETF	—	202,020	201,734	(286)	—	—
Market Vectors Junior Gold Miners ETF(1)	—	—	315,576	—	—	(310,851)
Market Vectors Oil Services ETF(1)	—	177,681	201,270	23,589	—	—
Market Vectors Russia ETF	—	17,452	15,152	(2,300)	—	—
Market Vectors Semiconductor ETF(1)	(23,634)	88,261	132,496	(4,042)	—	(71,115)
Market Vectors Vietnam ETF	—	53,789	54,156	367	510	—
	$(316,357)	$1,333,721	$2,152,085	$57,104	$510	$(964,061)

(1)    Represents short position

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	6.0%	$573,115
Consumer Staples	1.9	183,648
Energy	8.1	773,834
Financials	5.9	564,768
Health Care	1.6	149,893
Industrials	3.7	355,902
Information Technology	5.9	564,904
Materials	11.3	1,081,278
Telecommunication Services	1.0	98,129
Utilities	0.3	24,473
Closed-End Fund	0.5	43,585
Corporate Bonds	2.9	276,325
Exchange Traded Funds	13.3	1,276,476
Options Purchased	0.3	30,212
Money Market Fund	37.3	3,571,356
	100.0%	$9,567,898

See Notes to Financial Statements

12

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$7,114	$—	$—	$7,114
Banks	173,965	85,851	—	259,816
Capital Goods	155,487	—	—	155,487
Commercial & Professional Services	74,247	—	—	74,247
Consumer Durables & Apparel	14,021	—	—	14,021
Consumer Services	109,659	—	—	109,659
Consumer Staples	13,293	—	—	13,293
Diversified Financials	12,323	—	—	12,323
Energy	773,639	—	195	773,834
Food & Staples Retailing	110,406	—	—	110,406
Food, Beverage & Tobacco	59,949	—	—	59,949
Health Care Equipment & Services	54,852	—	—	54,852
Insurance	59,051	89,296	—	148,347
Materials	1,081,278	—	—	1,081,278
Media	274,356	—	—	274,356
Pharmaceuticals, Biotechnology	95,041	—	—	95,041
Real Estate	3,463	87,865	—	91,328
Retailing	167,965	—	—	167,965
Semiconductor	181,511	—	—	181,511
Software & Services	135,413	86,814	—	222,227
Technology Hardware & Equipment	160,088	—	1,078	161,166
Telecommunication Services	98,129	—	—	98,129
Transportation	126,168	—	—	126,168
Utilities	24,473	—	—	24,473
Real Estate Investment Trusts*	52,954	—	—	52,954
Corporate Bonds*	—	276,325	—	276,325
Closed-End Fund	43,585	—	—	43,585
Exchange Traded Funds	1,276,476	—	—	1,276,476
Options Purchased	30,212	—	—	30,212
Money Market Fund	3,571,356	—	—	3,571,356
Total	$8,940,474	$626,151	$1,273	$9,567,898

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$(522,182)	$—	$—	$(522,182)
Corporate Bonds*	—	(30,675)	—	(30,675)
Exchange Traded Funds	(3,293,970)	—	—	(3,293,970)
Total	$(3,816,152)	$(30,675)	$—	$(3,846,827)
Other Financial Instruments:
Written Options	$(38,662)	$—	$—	$(38,662)

*    See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

	Common Stocks
	Long Positions
	Energy	Technology Hardware & Equipment
Balance as of December 31, 2013	$—	$1,041
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(165)	37
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	360	—
Balance as of December 31, 2014	$195	$1,078

Transfers from Level 2 to Level 3 resulted primarily from limited trading activity.

See Notes to Financial Statements

13

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value:
Unaffiliated issuers (Cost $9,646,152)	$9,548,279
Affiliated issuers (Cost $15,072)	19,619
Cash	49,153
Deposits with broker for securities sold short and written options	4,496,338
Cash denominated in foreign currency, at value (Cost $205,676)	202,976
Receivables:
Investments sold	1,142,017
Shares of beneficial interest sold	2,556
Dividends and interest	24,296
Prepaid expenses	237
Total assets	15,485,471

Liabilities:
Securities sold short:
Unaffiliated issuers (Proceeds $2,924,371)	2,863,147
Affiliated issuers (Proceeds $1,239,861)	983,680
Written options, at value (Premiums received $42,862)	38,662
Payables:
Investments purchased	1,029,877
Shares of beneficial interest redeemed	1,740
Due to Adviser	29,745
Due to Distributor	5
Dividends and interest on securities sold short	1,542
Deferred Trustee fees	2,483
Accrued expenses	77,903
Total liabilities	5,028,784
NET ASSETS	$10,456,687

Initial Class Shares:
Net Assets	$10,431,077
Shares of beneficial interest outstanding	1,034,219
Net asset value, redemption and offering price per share	$10.09

Class S Shares:
Net Assets	$25,610
Shares of beneficial interest outstanding	2,556
Net asset value, redemption and offering price per share	$10.02

Net Assets consist of:
Aggregate paid in capital	$9,945,047
Net unrealized appreciation	215,653
Accumulated net investment loss	(8,497)
Accumulated net realized gain	304,484
$10,456,687

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

Income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $1,365)		$94,632
Dividends — affiliated issuers		510
Interest		17,558
Total income		112,700

Expenses:
Management fees	$147,615
Distribution fees — Class S Shares	65
Transfer agent fees — Initial Class Shares	17,279
Transfer agent fees — Class S Shares	12,651
Custodian fees	94,492
Professional fees	74,596
Reports to shareholders	33,584
Insurance	169
Trustees’ fees and expenses	3,900
Dividends on securities sold short	43,420
Interest on securities sold short	1,493
Other	9,945
Total expenses	439,209
Waiver of management fees	(147,615)
Expenses assumed by the Adviser	(95,295)
Net expenses		196,299
Net investment loss		(83,599)

Net realized gain (loss) on:
Investments — unaffiliated issuers (net of foreign taxes of $178)		231,342
Investments — affiliated issuers		2,943
Securities sold short — unaffiliated issuers		33,668
Securities sold short — affiliated issuers		54,161
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(1,784)
Swap contracts		9,306
Options purchased		(63,096)
Written options		173,756
Net realized gain		440,296

Net change in unrealized appreciation (depreciation) on:
Investments, options purchased, and written options (net of foreign taxes of $1,728)		(693,656)
Investments — affiliated issuers		4,547
Securities sold short — unaffiliated issuers		124,835
Securities sold short — affiliated issuers		109,010
Foreign currency transactions and foreign denominated assets and liabilities		(2,657)
Net change in unrealized appreciation (depreciation)		(457,921)
Net Decrease in Net Assets Resulting from Operations		$(101,224)

See Notes to Financial Statements

15

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment loss	$(83,599)	$(56,092)
Net realized gain	440,296	242,121
Net change in unrealized appreciation (depreciation)	(457,921)	278,612
Net increase (decrease) in net assets resulting from operations	(101,224)	464,641

Distributions to shareholders from:
Net realized gains
Initial Class Shares	(137,687)	(52,025)
Class S Shares	(353)	(143)
Total distributions	(138,040)	(52,168)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	2,579,153	4,008,252
Class S Shares	—	—
	2,579,153	4,008,252
Reinvestment of distributions
Initial Class Shares	137,687	52,025
Class S Shares	353	143
	138,040	52,168
Cost of shares redeemed
Initial Class Shares	(1,921,574)	(3,567,521)
Class S Shares	—	(10)
	(1,921,574)	(3,567,531)
Net increase in net assets resulting from share transactions	795,619	492,889
Total increase in net assets	556,355	905,362

Net Assets:
Beginning of year	9,900,332	8,994,970
End of year (including accumulated net investment loss of ($8,497) and ($4,971), respectively)	$10,456,687	$9,900,332

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	253,715	404,124
Shares reinvested	13,646	5,250
Shares redeemed	(188,916)	(360,242)
Net increase	78,445	49,132

Class S Shares:
Shares sold	—	—
Shares reinvested	35	14
Shares redeemed	—	(1)
Net increase	35	13

See Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares
	Year Ended December 31,
	2014	2013	2012		2011	2010
Net asset value, beginning of year	$10.33	$9.89	$9.76		$10.13	$9.64
Income from investment operations:
Net investment loss	(0.08)	(0.05)	(0.15)		(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.02)	0.55	0.28		(0.07)	0.59
Total from investment operations	(0.10)	0.50	0.13		(0.22)	0.49
Less dividends and distributions from:
Net investment income	—	—	—		(0.09)	—
Net realized gains	(0.14)	(0.06)	—		(0.06)	—
Total dividends and distributions	(0.14)	(0.06)	—		(0.15)	—
Net asset value, end of year	$10.09	$10.33	$9.89		$9.76	$10.13
Total return (a)	(0.97)%	5.05%	1.33%		(2.27)%	5.08%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$10,431	$9,874	$8,969		$8,979	$7,642
Ratio of gross expenses to average net assets (b)	4.23%	4.76%	5.15%		3.98%	4.54%
Ratio of net expenses to average net assets (b)	1.95%	2.39%	2.78%		2.38%	2.46%
Ratio of net expenses, excluding interest and dividends on securities sold short and interest expense, to average net assets (b)	1.50%	2.03%	2.15%		2.14%	2.15%
Ratio of net investment loss to average net assets (b)	(0.83)%	(0.59)%	(1.47)%		(1.84)%	(1.04)%
Portfolio turnover rate	355%	255%	240%		247%	334%

	Class S Shares
	Year Ended December 31,
	2014	2013	2012 (c)
Net asset value, beginning of period	$10.29	$9.88	$9.98
Income from investment operations:
Net investment loss	(0.11)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.02)	0.55	(0.01)
Total from investment operations	(0.13)	0.47	(0.10)
Less distributions from:
Net realized gains	(0.14)	(0.06)	—
Net asset value, end of period	$10.02	$10.29	$9.88
Total return (a)	(1.27)%	4.75%	(1.00	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$26	$26	$25
Ratio of gross expenses to average net assets (b)	53.31%	65.50%	5.61	%(e)
Ratio of net expenses to average net assets (b)	2.20%	2.64%	3.01	%(e)
Ratio of net expenses, excluding interest and dividends on securities sold short and interest expense, to average net assets (b)	1.75%	2.29%	2.40	%(e)
Ratio of net investment loss to average net assets (b)	(1.06)%	(0.86)%	(1.37	)%(e)
Portfolio turnover rate	355%	255%	240	%(d)(f)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(c)	For the period April 30, 2012 (commencement of operations) through December 31, 2012.
(d)	Not annualized
(e)	Annualized
(f)	Portfolio turnover is calculated at the fund level and represents a twelve month period.

See Notes to Financial Statements

17

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued using a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk
18

associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at December 31, 2014 are reflected in the Schedule of Investments.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

G.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that
19

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Credit Default Swaps—The Fund may enter into credit default swaps, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may enter into a credit default swap contract for investment purposes, to manage its credit risk and to provide protection against default of the issuers. The Fund held credit default swap contracts for one month during the year ended December 31, 2014 with an average monthly notional amount of $250,000. At December 31, 2014, the Fund held no credit default swaps.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for three months during the year ended December 31, 2014 with an average unrealized depreciation of $39. At December 31, 2014, the Fund held no forward foreign currency contracts.

Option Contracts—The Fund is subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Fund may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options gives the Fund the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options in order to gain exposure or to protect against changes in the markets or in an attempt to enhance income or gains. As a writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write covered puts and calls. A covered call or put option is an option in which the Fund owns the instrument underlying the call or put. A covered call sold exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. The Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in put and call options written during the year ended December 31, 2014 were as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2013	(107)	$(14,423)
Options opened	—	—
Options written	(1,895)	(444,745)
Options exercised	48	25,765
Options expired	351	29,708
Options closed	1,457	360,833
Options outstanding at December 31, 2014	(146)	$(42,862)
20

At December 31, 2014, the Fund had the following derivative instruments:

Liability Derivatives
Equity Risk
Written options[1]	$38,662

[1]	Statement of Assets and Liabilities location: Written options, at value

The impact of transactions in derivative instruments, during the year ended December 31, 2014, were as follows:

	Credit Risk	Equity Risk	Foreign Currency Risk
Realized gain(loss):
Written options[2]	$—	$173,756	$—
Swap contracts[3]	9,306	—	—
Forward foreign currency contacts[4]	—	—	(547)
Net change in appreciation (depreciation):
Written options[5]	—	(1,016)	—

[2]	Statement of Operations location: Net realized gain on written options
[3]	Statement of Operations location: Net realized gain on swap contracts
[4]	Statement of Operations location: Net realized loss on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[5]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, options purchased and written options

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral held at December 31, 2014 is presented in the Schedule of Investments.

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2014. Collateral, if any, is disclosed up to an amount of 100% of the net amount of unrealized gain/loss for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Collateral Pledged	Net Amount
Written options, at value	$38,662	$—	$38,662	$(38,662)	$—

I.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a sub-adviser, and that are invested in underlying funds (exchange traded funds, open and closed end mutual funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund.

The Adviser has agreed, at least until May 1, 2015, to voluntarily waive or limit management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of average daily net assets for Initial Class Shares and 1.75% for Class S Shares.

21

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

For the year ended December 31, 2014, the Adviser waived management fees in the amount of $147,615 related to the overall expense waiver, $52,320 related to the underlying funds waiver and assumed other expenses of $95,295. The Adviser offsets the management fees it charges the Fund by the amount it collects as a management fee from an underlying fund managed by the Adviser, as a result of an investment of the Fund’s assets in such underlying funds. For the year ended December 31, 2014, the Adviser reduced management fees charged by $78 due to such investments.

As of December 31, 2014, the Fund had three sub-advisers: Coe Capital Management, LLC, Hunting Hill Global Capital, LLC and Tiburon Capital Management, LLC. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2012. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $18,913,892 and $19,785,718, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated $13,429,283 and $11,286,141, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2014 was $9,744,009 and net unrealized depreciation aggregated $176,111 of which $290,436 related to appreciated securities and $466,547 related to depreciated securities.

At December 31, 2014, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$135,687
Undistributed long-term capital gains	285,442
Other temporary difference	(2,481)
Unrealized appreciation	92,992
Total	$511,640

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Long-term capital gains	$138,040	$52,168

During the year ended December 31, 2014, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $80,073, decreased accumulated net realized gain on investments by $79,992, and decreased aggregated paid in capital by $81. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency gain/loss, investments in other regulated investment companies, passive foreign investment companies, and publicly traded partnerships.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2011-2013), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—At December 31, 2014, the Adviser owns approximately 15% of the Initial Class Shares and 100% of Class S Shares outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of five insurance companies own approximately 30%, 18%, 17%, 10% and 7% of Initial Class Shares outstanding shares of beneficial interest.

22

The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

The Fund may invest in closed-end funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

Note 8—Bank Line of Credit—Certain Funds of the Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2014, the average daily loan balance during the 1 day period for which a loan was outstanding amounted to $15,017 and the average interest rate was 1.34%. At December 31, 2014, the Fund had no outstanding borrowings under the Facility

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2014, the Fund had no securities lending activity.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Distributions of $0.137 and $0.279 per share from short-term capital gains and long-term capital gains, respectively, were declared and paid on January 30, 2015 to shareholders of record of the Initial Class Shares and Class S Shares as of January 29, 2015 with a reinvestment date of January 30, 2015.

23

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust
and Shareholders of Van Eck VIP Multi-Manager Alternatives Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Multi-Manager Alternatives Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Multi-Manager Alternatives Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2015

24

TAX INFORMATION

(unaudited)

For the 2014 fiscal year, 36.59% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

25

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2014 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	13	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	68	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	68	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
26

Officer’s Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC an VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010- September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
27

VAN ECK VIP TRUST

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Van Eck VIP Multi-Manager Alternatives Fund (The “Fund”)

At an in-person meeting of the Board of Trustees held on September 22-23, 2014 (the “Meeting”), the Board considered a proposal to authorize Van Eck Associates Corporation (the “Adviser”) to enter into a new sub-advisory agreement (the “New Agreement”) with Tiburon Capital Management, LLC (“Tiburon”). The New Agreement, which is substantially the same as the current sub-advisory agreement between Tiburon and the Adviser (the “Current Agreement”), would become effective upon the closing of a pending transaction (the “Transaction”) in which Gray & Company, the parent company of Tiburon, will dispose of its ownership interest in Tiburon.

At the Meeting, the Board reviewed and considered information provided by the Adviser and Tiburon relating to the Transaction and the operations of Tiburon following the closing of the Transaction This information included, among other things, a description of the terms of the New Agreement, the services to be provided by Tiburon and the fees to be paid thereunder; the terms of the Transaction; and information regarding the impact, if any, of the Transaction on Tiburon’s organization, personnel, investment strategies, and key compliance procedures. The Board also considered information about Tiburon previously provided by Tiburon and the Adviser when the Board last approved the continuation of the Current Agreement. A description of the material factors considered by the Board and related conclusions reached in connection with the Board’s approval of the continuation of the Current Agreement in June 2014 is set forth in the Fund’s semi-annual report to shareholders dated June 30, 2014.

In determining whether to approve the New Agreement, in addition to the factors considered by the Board in June 2014, the Board considered the following material factors: (1) the terms of the New Agreement, including the fees payable to Tiburon for sub-advisory services, will be identical to the terms of the Current Agreement (other than the effective dates thereof); (2) the Transaction is not expected to result in a change to the key personnel responsible for managing the assets of the Fund or the investment processes or strategies utilized by such personnel in managing such assets; (3) Tiburon has retained an independent compliance consultant to assist Tiburon in designing new compliance policies and procedures to be implemented upon the closing of the Transaction and the Adviser believes that such policies and procedures will be reasonably designed to prevent violations of the Federal securities laws; and (4) the Adviser has represented to the Board its belief that, following the closing of the Transaction, Tiburon will continue to have the financial and other resources necessary to implement its investment strategies appropriately in pursuing the investment objectives of the Multi-Manager Funds and to satisfy its obligations under the New Agreement.

The Board concluded that, after the closing of the Transaction, Tiburon will continue to be qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies and that the fees payable to Tiburon for its services are reasonable. Accordingly, the Board approved the New Agreement and authorized the Adviser to enter into the New Agreement with Tiburon effective upon the closing of the Transaction.

28

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
vaneck.com
Account Assistance:	1.800.544.4653

vaneck.com

VIPMMAAR

ANNUAL REPORT
D E C E M B E R 3 1, 2 0 1 4

Van Eck VIP Trust

Van Eck VIP Unconstrained Emerging Markets Bond Fund

The information contained in the enclosed shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2014.

VAN ECK VIP TRUST

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.
1

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) significantly outperformed its benchmark, the J.P. Morgan Government Bond Index - Emerging Markets Global Diversified (GBI-EM)1 for the 12 months ended December 31, 2014. The Fund gained 2.18%, while the GBI-EM was down 5.72% over the same period.

To put this performance in context, 2014 was a year of two halves—a good first half and a tough second half. The emerging markets debt asset class posted impressive returns in the first half of 2014, for both the local-currency GBI-EM, which returned 5.99%, and the hard-currency J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI),2 which returned 8.66%. However, during the second half of the year, the GBI-EM lost 11.05%, ending the year down 5.72%. The EMBI fared better, ending 2014 up 7.43%, mainly aided by a rally in the U.S. dollar.

Fund Review

We note in our marketing documents that, since the Fund is unconstrained, and can invest in local-currency3 and hard-currency4 debt, a reasonable benchmark would consist of half of the GBI-EM local-currency index and half of the EMBI, representing hard-currency. Overall, the Fund slightly outperformed such a benchmark – the Fund was up 2.18% in 2014, while such a 50-50 index would have been up 0.71%.

The Fund’s outperformance to its benchmark was derived from three main factors: minimal local-currency debt exposure, minimal exposure to Russia and Ukraine, and long duration at certain times during the year. The Fund completed its transition from a 80% weighting in local-currency denominated bonds to a 90% weighting in hard-currency denominated bonds by the first quarter of 2014. This was a direct result of the flexibility to invest across all emerging markets debt components using a bottom up and issuer-centric investment approach. Moreover, the Fund had limited to no exposure to Russia and Ukraine since the end of the first quarter of 2014, which added to the Fund’s performance as Russia’s bond and currency markets tumbled in 2014. Despite many investors being wary of rising U.S. rates and therefore were avoiding long duration exposure in emerging markets, the investment team’s view on duration was different, which provided a boost to the Fund’s outperformance in 2014.

Declining price in commodities, especially oil, had a negative effect on the Fund’s performance in 2014. Being overweight Venezuela during that period detracted from performance, as well as exposure to some corporate bonds in Brazil.

On a country level, Mexico, Israel, Portugal, Argentina, and Vietnam, all in hard-currency, had a positive impact on the Fund’s performance, whereas exposure to Venezuela, Brazil, Hungary, and Chile detracted from the Fund’s performance in 2014.

Outlook

Divergence between emerging markets economies is increasing at a fast pace. Countries are at different stages of development with varying willingness and ability to reform. Each country has its own specific set of economic opportunities and issues such as negative or positive sensitivities to commodity prices, rampant inflation, too much debt or fiscal and political problems. We believe idiosyncrasy in emerging markets is higher than it has been historically. Therefore, we believe in using an unconstrained approach that allows for the flexibility to find investment opportunities across the emerging markets debt universe, in sovereign or corporate debt, and across local- or hard-currencies.

Our current portfolio positioning and outlook is as follows.

First, we are still concerned about local-currency, and have limited exposure here. Our rationale is that: a) emerging markets exchange rates should be pressured by weaker commodity prices; b) rising U.S. interest rates require a higher yield premium in emerging markets exchange rates, and declining U.S. interest rates predict weaker final demand, which should also be negative for emerging markets exchange rates; c) emerging markets growth is still underperforming U.S. growth; and d) there could be outflows from the recently-popular local-only asset class. In terms of the investment process, this rationale generates poor scores on the “vulnerability” and “correlation” tests on many emerging markets local-currency markets (though not all).

Second, we are concerned about corporate bonds and are limiting the Fund’s exposure to them. The rationale here is that: a) weaker U.S. growth is consistent with higher corporate credit spreads, particularly in high yield; and b) illiquidity risks are high. In terms of the investment process, this rationale generates poor scores on the “vulnerability” and “correlation” tests on many emerging markets corporates (though not all).

2

Third, we remain concerned about Russia. In particular, if U.S. sanctions are permanent, there is limited incentive for Russian corporates to repay their debt. Set against this, however, is the possibility that Europe breaks with the U.S. and backs away from cooperation on the sanctions front. Russia would then be able to access the European financial system to roll its debt, while the massive ruble devaluation stabilizes the country’s external accounts. For now, though, the investment process characterizes Russia as failing on all three tests – “vulnerability”, “correlation”, and “politics”.

Fourth, we are comfortable with duration. The rationale is that: a) Japanese Government Bond, and German Bund, yields anchor U.S. Treasury yields; b) the U.S. dollar rally is a form of rate hike already; and c) policy-rate hikes risk triggering a rally in duration as confidence in the durability of U.S. growth should not be high. In terms of the investment process, this means that long-duration, U.S. dollar-denominated, high-rated emerging markets sovereign bonds score highly on the “correlation” and “vulnerability” tests. As a result, the Fund has significant exposure to such bonds, including those of South Korea, Mexico, Chile, Peru, Israel, and others. One broad rationale for this allocation is that these bonds can perform well during “risk-off” scenarios. In particular, this sector is generally: a) self-funding – these countries are paying more in principal and interest than they plan on borrowing; b) net creditors – they have more U.S. dollar reserves than U.S. dollar debt, so they can, and are, actively buying back debt when it makes sense; and c) an underweight allocation for the emerging markets fund management community (according to J.P. Morgan surveys).

A final element of the portfolio is idiosyncrasy in Argentina and Vietnam. This is not a new opinion, but a continuation of existing opinions and positions. The basic rationale for both countries is that they are re-rating. In Argentina’s case, it is the result of what the team believes will be an entry into global financial markets following this year’s presidential elections. This gives an arguably under-levered economy a way to roll its debt. In Vietnam, the view is simpler. In our view, it is on its way to investment grade (based on a range of credit metrics), and bond prices do not reflect that.

The Fund is subject to risks associated with its investments in emerging markets securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, non-diversification risk, and risks associated with non-investment grade securities. Please see the prospectus for information on these and other risk considerations.

3

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

We thoroughly appreciate your participation in the Van Eck VIP Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager

January 22, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local-currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

[2]	The J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

[3]	Emerging markets local-currency bonds are bonds denominated in the local currency of the issuer.

[4]	Hard-currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro or yen.
4

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Average Annual Total Return 12/31/14	Fund Initial Class	GBI-EM
One Year	2.18%	(5.72)%
Five Year	2.38%	2.63%
Ten Year	3.42%	6.65%

On May 1, 2013, the Van Eck VIP Global Bond Fund implemented changes to its principal investment strategies and changed its name to the Van Eck VIP Unconstrained Emerging Markets Bond Fund and its benchmark to the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified (GBI-EM).

Inception date for the Van Eck VIP Unconstrained Emerging Markets Bond Fund was 9/1/89 (Initial Class).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

5

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Unconstrained Emerging Markets Bond Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period* July 1, 2014 – December 31, 2014
Actual	$1,000.00	$929.30	$5.35
Hypothetical**	$1,000.00	$1,019.66	$5.60
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2014), of 1.10% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
6

SCHEDULE OF INVESTMENTS

December 31, 2014

Principal Amount			Value

CORPORATE BONDS: 33.1%
Argentina: 6.3%
USD	19,000	IRSA Inversiones y Representaciones SA 8.50%, 01/13/15 (c) Reg S	$19,171
	930,000	11.50%, 07/20/20 Reg S	1,031,370
	1,294,116	YPF SA 7.73%, 08/15/18 (f) Reg S	1,300,586
			2,351,127
Bermuda: 1.3%
	459,000	Inkia Energy Ltd. 8.38%, 04/04/16 (c) Reg S	491,130
British Virgin Islands: 3.5%
		State Grid Overseas Investment Ltd.
	134,000	3.13%, 05/22/23 Reg S	131,419
	697,000	4.13%, 05/07/24 Reg S	734,218
	371,000	4.85%, 05/07/44 Reg S	413,637
			1,279,274
Canada: 2.4%
		Pacific Rubiales Energy Corp.
	477,000	5.13%, 03/28/18 (c) Reg S	378,023
	688,000	5.63%, 01/19/20 (c) Reg S	529,760
			907,783
Cayman Islands: 2.9%
		Alibaba Group Holding Ltd.
	659,000	3.60%, 08/28/24 (c) 144A	654,975
	392,000	4.50%, 05/28/34 (c) 144A	404,290
			1,059,265
Mexico: 0.0%
	120,000	Corp. GEO SAB de CV 9.25%, 06/30/15 (c) (d) * Reg S	7,320
Peru: 1.2%
	373,000	Banco de Credito del Peru 9.75%, 11/06/19 (c) Reg S	455,060
United Kingdom: 0.6%
	211,000	Fresnillo Plc 5.50%, 11/13/23 Reg S	207,835
Venezuela: 7.3%
		Petroleos de Venezuela SA
	600,000	5.50%, 04/12/37 Reg S	209,400
	1,331,000	6.00%, 05/16/24 Reg S	505,780
	4,861,000	6.00%, 11/15/26 Reg S	1,798,570
	395,000	9.00%, 11/17/21 Reg S	174,788
			2,688,538
Vietnam: 7.6%
	3,140,000	Debt and Asset Trading Corp. 1.00%, 01/21/15 (c) Reg S	1,742,700
		Vingroup JSC
	392,000	11.63%, 11/07/16 (c) Reg S	415,520
	608,000	11.63%, 11/07/16 (c) 144A	644,480
			2,802,700
Total Corporate Bonds (Cost: $12,015,293)			12,250,032
Principal Amount			Value

FOREIGN GOVERNMENT OBLIGATIONS: 57.5%
Argentina: 4.9%
		Provincia de Buenos Aires
USD	1,695,000	4.00%, 05/15/35 (s) Reg S	$983,100
EUR	1,228,936	4.00%, 05/15/35 (s) Reg S	814,173
			1,797,273
Brazil: 10.3%
USD	758,000	Brazilian Government International Bond 4.25%, 01/07/25	758,947
		Nota do Tesouro Nacional, Series F
BRL	1,458,000	10.00%, 01/01/17	523,820
	2,884,000	10.00%, 01/01/23	964,772
	4,809,000	10.00%, 01/01/25	1,584,567
			3,832,106
Chile: 8.5%
		Chile Government International Bond
EUR	127,000	1.63%, 01/30/25	154,368
USD	1,244,000	3.13%, 03/27/25	1,244,000
	1,906,000	3.63%, 10/30/42	1,739,225
			3,137,593
China / Hong Kong: 6.0%
		China Government Bond
CNY	3,000,000	3.48%, 06/29/27 Reg S	489,296
	7,500,000	3.95%, 06/29/43 Reg S	1,152,072
	2,500,000	4.00%, 05/22/24 Reg S	425,218
	1,000,000	4.29%, 05/22/29 Reg S	170,864
			2,237,450
Colombia: 1.0%
USD	369,000	Colombia Government International Bond 4.00%, 11/26/23 (c)	378,225
Israel: 4.7%
	1,700,000	Israel Government International Bond 4.50%, 01/30/43	1,743,860
Mexico: 6.4%
		Mexican Government International Bond
	656,000	3.60%, 01/30/25	656,984
	494,000	5.55%, 01/21/45	575,510
	1,050,000	5.75%, 10/12/10	1,134,000
			2,366,494
Peru: 4.9%
	1,520,000	Peruvian Government International Bond 5.63%, 11/18/50	1,797,400
Philippines: 4.6%
		Philippine Government International Bond
	670,000	4.20%, 01/21/24	728,625
	844,000	5.00%, 01/13/37	989,590
			1,718,215
South Korea: 4.6%
		Republic of Korea
	548,000	3.88%, 09/11/23	601,304
	741,000	4.13%, 06/10/44	866,851
	176,000	5.63%, 11/03/25	220,000
			1,688,155

See Notes to Financial Statements

7

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Vietnam: 1.6%
		Vietnam Government International Bond
USD	175,467	4.00%, 02/06/15 (c) (s)	$172,835
	402,000	4.80%, 11/19/24 144A	415,065
			587,900
Total Foreign Government Obligations (Cost: $21,007,690)			21,284,671

Number of Shares

MONEY MARKET FUND: 12.8% (Cost: $4,759,589)
	4,759,589	AIM Treasury Portfolio - Institutional Class	4,759,589

Total Investments: 103.4% (Cost: $37,782,572)			38,294,292
Liabilities in excess of other assets: (3.4)%			(1,268,646)
NET ASSETS: 100.0%			$37,025,646

BRL	—	Brazilian Real
CNY	—	Chinese Yuan
EUR	—	Euro
USD	—	United States Dollar

*	Non-income producing
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,118,810, or 5.7% of net assets.

As of December 31, 2014, the Fund had the following open forward foreign currency contracts:

Counterparty	Contracts to deliver	In Exchange for	Settlement Date	Unrealized Appreciation
State Street Bank And Trust Company	EUR 833,416	USD 1,008,669	1/23/2015	$14,183

EUR	—	Euro

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	0.5%	$207,835
Communications	2.8	1,059,265
Energy	12.8	4,896,907
Financial	11.3	4,308,301
Government	55.6	21,284,671
Industrial	0.0	7,320
Utilities	4.6	1,770,404
Money Market Fund	12.4	4,759,589
	100.0%	$38,294,292

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$12,250,032	$—	$12,250,032
Foreign Government Obligations*	—	21,284,671	—	21,284,671
Money Market Fund	4,759,589	—	—	4,759,589
Total	$4,759,589	$33,534,703	$—	$38,294,292
Other Financial Instruments:
Forward Foreign Currency Contracts	$—	$14,183	$—	$14,183

* See Schedule of Investments for security type and geographic country breakouts.

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (Cost $37,782,572)	$38,294,292
Receivables:
Investments sold	3,045,413
Shares of beneficial interest sold	64,076
Dividends and interest	638,913
Prepaid expenses	940
Unrealized appreciation on forward foreign currency contracts	14,183
Other assets	2,515
Total assets	42,060,332

Liabilities:
Payables:
Investments purchased	4,305,372
Shares of beneficial interest redeemed	54,629
Due to Adviser	101,949
Due to custodian	481,587
Deferred Trustee fees	12,186
Accrued expenses	78,963
Total liabilities	5,034,686
NET ASSETS	$37,025,646
Shares of beneficial interest outstanding	3,967,531
Net asset value, redemption and offering price per share	$9.33

Net Assets consist of:
Aggregate paid in capital	$36,044,328
Net unrealized appreciation	488,301
Undistributed net investment income	2,166,589
Accumulated net realized loss	(1,673,572)
$37,025,646

See Notes to Financial Statements

9

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

Income:
Dividends		$27,617
Interest		3,190,418
Total income		3,218,035

Expenses:
Management fees	432,538
Transfer agent fees	18,180
Custodian fees	23,589
Professional fees	23,352
Reports to shareholders	12,845
Insurance	764
Trustees’ fees and expenses	6,192
Interest	1,816
Other	387
Total expenses	519,663
Waiver of management fees	(43,457)
Net expenses		476,206
Net investment income		2,741,829

Net realized gain (loss) on:
Investments		(2,198,366)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		2,844
Net realized loss		(2,195,522)

Net change in unrealized appreciation (depreciation) on:
Investments		763,393
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(21,029)
Net change in unrealized appreciation (depreciation)		742,364
Net Increase in Net Assets Resulting from Operations		$1,288,671

See Notes to Financial Statements

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$2,741,829	$2,268,857
Net realized gain (loss)	(2,195,522)	3,367,716
Net change in unrealized appreciation (depreciation)	742,364	(10,314,860)
Net increase (decrease) in net assets resulting from operations	1,288,671	(4,678,287)

Dividends and Distributions to shareholders from:
Net investment income	(2,183,316)	(1,121,981)
Net realized gains	(3,489,372)	(9,085)
Total dividends and distributions	(5,672,688)	(1,131,066)

Share transactions*:
Proceeds from sale of shares	19,259,792	7,097,510
Reinvestment of dividends and distributions	5,672,688	1,131,066
Cost of shares redeemed	(23,379,332)	(17,092,122)
Net increase (decrease) in net assets resulting from share transactions	1,553,148	(8,863,546)
Total decrease in net assets	(2,830,869)	(14,672,899)

Net Assets:
Beginning of year	39,856,515	54,529,414
End of year (including undistributed net investment income of $2,166,589 and $2,150,079, respectively)	$37,025,646	$39,856,515

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	1,958,102	648,683
Shares reinvested	633,112	97,338
Shares redeemed	(2,383,473)	(1,561,786)
Net increase (decrease)	207,741	(815,765)

See Notes to Financial Statements

11

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.60	$11.92	$11.71	$12.03	$11.75
Income from investment operations:
Net investment income	0.67	0.60	0.24	0.27	0.31
Net realized and unrealized gain (loss) on investments	(0.49)	(1.67)	0.39	0.62	(0.02)
Total from investment operations	0.18	(1.07)	0.63	0.89	0.29
Less dividends and distributions from:
Net investment income	(0.56)	(0.25)	(0.26)	(0.96)	(0.42)
Net realized gains	(0.89)	— (b)	(0.16)	(0.25)	—
Total dividends and distributions	(1.45)	(0.25)	(0.42)	(1.21)	(0.42)
Settlement payments from unaffiliated third parties	—	—	—	—	0.41	(c)
Redemption fees	—	—	— (b)	— (b)	—	(b)
Net asset value, end of year	$9.33	$10.60	$11.92	$11.71	$12.03
Total return (a)	2.18%	(9.17)%	5.55%	8.14%	6.20	%(c)

Ratios/Supplemental Data
Net assets, end of year (000’s)	$37,026	$39,857	$54,529	$43,854	$35,688
Ratio of gross expenses to average net assets	1.20%	1.43%	1.18%	1.22%	1.30%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	6.34%	4.87%	2.10%	2.33%	2.60%
Portfolio turnover rate	441%	483%	0%	23%	35%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 3.71% of the Initial Class Shares total return.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
13

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for six months during the year ended December 31, 2014 with an average unrealized appreciation of $11,478. Forward foreign currency contracts held at December 31, 2014 are reflected in the Schedule of Investments.

At December 31, 2014, the Fund had the following derivative instruments:

Asset Derivatives
Foreign Currency
Risk
Forward foreign currency contracts[1]	$14,183

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the year ended December 31, 2014, were as follows:

Foreign Currency
Risk
Realized gain (loss):
Forward foreign currency contacts[2]	$103,417
Net change in unrealized appreciation (depreciation):

Forward foreign currency contracts[3]	$8,991

[2]	Statement of Operations location: Net realized gain on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

[3]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
14

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral, if any, held at December 31, 2014 is presented in the Schedule of Investments.

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2014. Collateral, if any, is disclosed up to an amount of 100% of the net amount of unrealized gain/loss for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

Net Amount
		Gross Amount	of Assets	Financial
	Gross	Offset in the	Presented in the	Instruments
	Amount of	Statement of	Statement of	and
	Recognized	Assets and	Assets and	Collateral
	Assets	Liabilities	Liabilities	Received	Net Amount
Forward foreign currency contracts	$14,183	$—	$14,183	$—	$14,183

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2015, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets for Initial Class Shares. For the year ended December 31, 2014, the Adviser waived management fees in the amount of $43,457. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $180,436,110 and $183,966,569, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2014 was $37,786,383 and net unrealized appreciation aggregated $507,909 of which $756,453 related to appreciated securities and $248,544 related to depreciated securities.

At December 31, 2014, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$2,192,959
Accumulated capital losses	(1,669,761)
Other temporary difference	(12,187)
Unrealized appreciation	470,307
Total	$981,318

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Ordinary income	$2,188,707	$1,131,066
Long-term capital gains	3,483,981	—
	$5,672,688	$1,131,066
15

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2014, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration
Short-Term Capital Losses
$1,669,761

During the year ended December 31, 2014, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $542,003, and decreased accumulated net realized loss on investments by $542,003. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions and tax treatment of gain/(loss) on debt instruments denominated in foreign currency.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2011-2013), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different security transaction clearance and settlement practices and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

At December 31, 2014, the aggregate shareholder accounts of four insurance companies own approximately 52%, 27%, 8% and 5% of the Fund’s outstanding shares of beneficial interest.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—Certain Funds of the Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2014, the average daily loan balance during the 48 days period for which a loan was outstanding amounted to $1,009,767 and the average interest rate was 1.35%. At December 31, 2014, the Fund had no outstanding borrowings under the Facility.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2014, the Fund had no securities lending activity.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.560 per share from net investment income was declared and paid on January 30, 2015 to shareholders of record of the Initial Class Shares as of January 29, 2015 with a reinvestment date of January 30, 2015.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and

Shareholders of Van Eck VIP Unconstrained Emerging Markets Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Unconstrained Emerging Markets Bond Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Unconstrained Emerging Markets Bond Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2015

17

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2014 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	13	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	68	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	68	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
18

Officer’s Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC an VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010- September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
19

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com	VIPUEMBAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that R. Alastair Short member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2014 and
     December 31, 2013, were $170,980 and $145,470, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2014 and December 31, 2013, were $21,000 and $16,400, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of six Independent Trustees. Messrs. Lukomnik, Shaner, Short,
     Stamberger, and Stelzl and Ms. Pigott currently serve as members of the
     Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 9, 2015
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 9, 2015
     -------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 9, 2015
     -------------